Exhibit 10.12

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ASSET PURCHASE AGREEMENT

among

AQUINOX PHARMACEUTICALS INC.

and

BIOLIPOX AB (publ.)

and

OREXO AB (publ.)

Dated: August 19th, 2009

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ASSET PURCHASE AGREEMENT

Article 1 Interpretation		1
1.1	Definitions	1
1.2	Currency	10
1.3	Headings; Wording	10

Article 2 Assets and Liabilities		10
2.1	Purchase and Sale of Acquired Assets	10
2.2	License Grant	10
2.3	Assumed Liabilities	11
2.4	Retained Liabilities	11
2.5	Restricted Contracts	12
2.6	Additional Buyer Interests	12

Article 3 Consideration		13
3.1	Additional Definitions	13
3.2	Purchase Price	13
3.3	Purchase Price Allocation	14
3.4	Taxes	14
3.5	Audits	15
3.6	Development	15
3.7	Information	15
3.8	Conditions to Issuance of Payment Shares	16

Article 4 Closing		16
4.1	Closing	16
4.2	Closing Conditions of Buyer	16
4.3	Closing Conditions of Seller	17

Article 5 Pre-Closing Covenants		18
5.1	Forbearance and Fiduciary Duties	18
5.2	Governmental and Other Third Party Consents	19
5.3	Due Diligence	19
5.4	Notification of Certain Matters	19
5.5	General Pre-Closing Covenants	20
5.6	Further Assurances	21

Article 6 Post-Closing Covenants		21
6.1	Set Off	21
6.2	Assistance in Proceedings	21
6.3	Technology Transfer	22
6.4	Employees	22
6.5	Intellectual Property Matters	22
6.6	Non-Competition	22

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Article 7 Representations and Warranties of Seller		23
7.1	Scope	23
7.2	Organization and Good Standing	23
7.3	Enforceability; Authority; No Conflict	23
7.4	Title to and Sufficiency of Acquired Assets	24
7.5	No Undisclosed Liabilities	24
7.6	Compliance with Legal Requirements; Governmental Authorizations	24
7.7	Legal Proceedings; Orders	25
7.8	Intellectual Property	25
7.9	Taxes	27
7.10	Contracts; No Defaults	28
7.11	No Material Adverse Effect	28
7.12	Inflazyme Biolipox Asset Purchase Agreement	29
7.13	Brokers or Finders	29
7.14	Acquisition of Payment Shares by Seller	30
7.15	Disclosure	34

Article 8 Representations and Warranties of Buyer		35
8.1	Scope	35
8.2	Organization and Good Standing; Articles and Bylaws	35
8.3	Enforceability; Authority; No Conflict	35
8.4	Legal Proceedings; Orders	36
8.5	Brokers or Finders	36
8.6	Capitalization; Authorization	36
8.7	Financial Information	38

Article 9 Indemnification; Remedies		38
9.1	Survival	38
9.2	Indemnification and Reimbursement by Seller	39
9.3	Bulk Sales Laws	39
9.4	Indemnification and Reimbursement by Buyer	39
9.5	Limitations on Amount	39
9.6	Third-Party Claims	40
9.7	Guarantee	42

Article 10 Confidentiality		43
10.1	Existing Confidentiality Agreement	43
10.2	Confidential Information	43
10.3	Confidentiality Obligations	44
10.4	Acknowledgement	44

Article 11 Termination		44
11.1	Termination	44
11.2	Effect of Termination	45

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Article 12 General Provisions		45
12.1	Expenses	45
12.2	Public Announcements	45
12.3	Notices	45
12.4	Enforcement of Agreement	46
12.5	Waiver; Remedies Cumulative	46
12.6	Entire Agreement and Modification	47
12.7	Assignments, Successors, and No Third Party Rights	47
12.8	Severability	47
12.9	Governing Law	48
12.10	Dispute Resolution	48
12.11	Execution of Agreement	49
12.12	Force Majeure	49

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of August 19th, 2009, among AQUINOX PHARMACEUTICALS INC., a Canadian corporation (“Buyer”) and BIOLIPOX AB (publ.), a Swedish corporation (corporate registration no. 556588-3658) (“Seller”) and OREXO AB (publ.), a Swedish corporation (corporate registration no. 556500-0600) (“Guarantor”). Buyer and Seller are sometimes referred to individually herein as a “Party” and collectively as the “Parties”.

Background

A.	The Seller purchased certain assets relating to LSAIDs (as defined herein) pursuant to an Asset Purchase Agreement with Inflazyme Inc. and Inflazyme Pharmaceuticals Ltd. and Adprotech Limited dated September 20, 2007 (the “Biolipox-Inflazyme Asset Purchase Agreement”); and

B.	The Parties desire to complete a transaction in which Buyer will purchase all of the assets of Seller relating exclusively or principally to LSAIDs in exchange for cash and future milestone payments, all as set forth in this Agreement.

The Parties therefore agree as follows:

Article 1 Interpretation

1.1 Definitions

For purposes of this Agreement, the following terms and variations thereof have the meanings specified or referred to below:

1.1.1	“1933 Act” shall have the meaning set forth in Section 7.14.1.1.

1.1.2	“Acquired Assets” shall have the meaning set forth in Section 2.1.

1.1.3	“Additional Buyer Interests” means any other rights or assets that are integral to the use, development, making and commercialisation of any Compound and which are held by Seller at the Closing Date, which are exclusively or principally related to the Compounds and which are not otherwise included in the Acquired Assets, all as subsequently agreed by the Parties in accordance with Section 2.6.

1.1.4

“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with such specified Person and each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity). For purposes of this definition “control” (including “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For the purposes of this Agreement, Aquinox Pharmaceuticals (USA) Inc. shall be deemed an Affiliate of Buyer.

1.1.5	“Aquinox US” means Aquinox Pharmaceuticals (USA) Inc.

1.1.6	“Assumed Contracts” means the Contracts (or surviving rights and provisions of terminated or expired Contracts, as applicable) listed on Schedule 2.3, assigned to Buyer at the Closing.

1.1.7	“Assumed Liabilities” shall have the meaning set forth in Section 2.3.

1.1.8	“BC Securities Act” shall have the meaning set forth in Section 7.14.1.2.

1.1.9	“Biolipox-Inflazyme Asset Purchase Agreement” has the meaning set out in Recital A.

1.1.10	“Business” means the business operations (including all research, non-clinical evaluation, clinical investigation, development, manufacturing and commercialization activities) of Seller or its predecessor in title carried out with respect to the Compounds.

1.1.11	“Business Day” means any day that is not a Saturday, Sunday or a day on which commercial banks located in Vancouver, British Columbia, Canada, or Stockholm, Sweden, are required or authorized by law to close.

1.1.12	“Buyer” shall have the meaning set forth in the first paragraph of this Agreement.

1.1.13	“Buyer Closing Documents” shall have the meaning set forth in Section 8.3.1.

1.1.14	“Buyer Disclosure Schedule” means the disclosure schedules described in Article 8.

1.1.15	“Buyer Indemnified Persons” shall have the meaning set forth in Section 9.2.

1.1.16	“Closing” shall have the meaning set forth in Section 4.1.

1.1.17	“Closing Date” shall have the meaning set forth in Section 4.1.

1.1.18

“Commercially Reasonable Efforts” shall mean efforts in accordance with the efforts and resources a company having a comparable market value in the research and development-based biotech industry would devote to a compound owned by it or to which it has rights, which is of similar market potential and at a similar stage in development as the applicable Compound, taking into account the competitiveness of the marketplace, the proprietary position of the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Compound, the relative potential safety and efficacy of the Compound, the Regulatory Approvals involved in its Development and the cost of goods and availability of capacity to manufacture and supply the Compound at commercial scale, the Development results achieved by Seller, its licensees and predecessors-in-interest prior to the Effective Time, and available funds.

1.1.19	“Compound” shall have the meaning set forth in Section 2.1.

1.1.20	“Confidential Information” shall have the meaning set forth in Section 10.2.

1.1.21	“Consent” means any approval, consent, ratification, waiver or other authorization.

1.1.22	“Contemplated Transactions” means all of the transactions contemplated by this Agreement.

1.1.23	“Contract” means any agreement, contract, license, assignment, consensual obligation, promise or undertaking (whether written or oral and whether express or implied), whether or not legally binding: (a) under which Seller has or may acquire any rights or benefits; (b) under which Seller has or may become subject to any obligation or Liability; or (c) by which Seller or any of the Acquired Assets owned or used by Seller is or may become bound.

1.1.24	“Copyright” means writings and other works of authorship, including marketing materials, brochures and training materials that are owned by Seller and used exclusively in connection with the Acquired Assets and the conduct of the Business, and all copyrights and moral rights related to such writings and other works of authorship.

1.1.25	“Damages” shall have the meaning set forth in Section 9.2.

1.1.26	“Designated Excluded Assets” shall have the meaning set forth in Section 2.1.

1.1.27	“Development” or “Develop” means all clinical and other activities undertaken to obtain Regulatory Approval, including, without limitation test method development and stability testing, toxicology, animal studies, formulation, process development, manufacturing, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development, statistical analysis and report writing, clinical trial design and operations, obtaining Regulatory Approvals, and regulatory affairs related to the foregoing. When used as a verb, “Developing” means to engage in Development and “Developed” shall have a corresponding meaning.

1.1.28	“Effective Time” shall have the meaning set forth in Section 4.1.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.29	“Encumbrance” means any charge, hypothec, mortgage, deed of trust, assignment, claim, condition, equitable interest, lien, option, pledge, security interest, right of first option, right of first refusal or similar restriction of any nature whatsoever, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

1.1.30	“FDA” means the United States Food and Drug Administration or any successor agency.

1.1.31	“Financial Statements” shall have the meaning set forth in Section 8.6.

1.1.32	“First Commercial Sale” means, with respect to an LSAID Product, the first sale, transfer or disposition for value or for end-use or consumption of the LSAID Product in a country following the receipt or issuance of Regulatory Approval for the LSAID Product in that country.

1.1.33	“Force Majeure” means any occurrence beyond the reasonable control of a Party that prevents or substantially interferes with the performance by the Party of any of its obligations hereunder, including any act of God, flood, fire, explosion, electrical blackout, catastrophic weather, earthquake, strike, lockout, labor dispute, or war, revolution, civil commotion, acts of terrorism, acts of public enemies, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government, if and only if the Party affected shall have used reasonable efforts to avoid such occurrence and to remedy it promptly if it shall have occurred.

1.1.34	“Governing Documents” means with respect to any particular entity: (a) any charter or similar document adopted or filed in connection with the creation, formation or organization of the Person; (b) all shareholders’ agreements, voting agreements, voting trust agreements, joint venture agreements, registration rights agreements or other agreements or documents relating to the organization, management or operation of any Person or relating to the rights, duties and obligations of the shareholders of any Person; and (c) any amendment or supplement to any of the foregoing.

1.1.35	“Governmental Authorization” means any Consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

1.1.36

“Governmental Body” means any: (a) nation, state, province, county, city, town, borough, village, district or other jurisdiction; (b) federal, state, provincial, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

governmental or quasi-governmental powers); (d) multinational organization or body; (e) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or (f) official of any of the foregoing.

1.1.37	“Guarantor” shall have the meaning set forth in the first paragraph of this Agreement.

1.1.38	“IND” means an investigational new drug application filed with the FDA pursuant to 21 C.F.R. Part 312 before the commencement of clinical trials of a product, or any CTX, clinical trial application or other comparable filing with any relevant regulatory authority in any other jurisdiction.

1.1.39	“Indemnified Person” shall have the meaning set forth in Section 9.6.1.

1.1.40	“Indemnifying Person” shall have the meaning set forth in Section 9.6.1.

1.1.41	“Intellectual Property” shall collectively mean, Patents, Trade Secrets, Copyrights, Trademarks, Know-How, moral rights, trade names, domain names, rights in trade dress, and all other intellectual property rights and proprietary rights relating to the Compounds, including all rights or causes of action for infringement or misappropriation of any of the foregoing.

1.1.42	“International Jurisdiction” shall have the meaning set forth in Section 7.14.3.3.

1.1.43	“ITA” means the Income Tax Act (Canada).

1.1.44	“Know-How” means all information not in the public domain, including ideas, discoveries, inventions, data (including all clinical and non-clinical data), formulae, techniques, procedures for experiments and tests, manufacturing and technical information, specifications, results of experiments and tests, designs, sketches, records and confidential analyses and interpretations of information.

1.1.45	“Knowledge” means the actual knowledge of any director or officer of a Party, assuming due inquiry.

1.1.46	“Legal Requirement” means any federal, state, provincial, local, municipal, foreign, international, multinational or other constitution, law, ordinance, principle of common law, code, regulation, statute or treaty.

1.1.47	“Liability” means with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.48	“LSAID Development Compound” has the meaning set forth in Section 3.2.2.

1.1.49	“LSAID Product” means a product containing a Compound that is approved by a Regulatory Authority for use as a human therapeutic.

1.1.50	“LSAIDs” means the compounds referred to by Seller as leukocyte-selective anti-inflammatory drugs, including the classes of compounds containing the molecules referred to by Seller as IPL512,602, IPL576,092, and IPL550,260 and all compounds claimed, whether by genus or species, under the Patents identified in Schedule 7.8.2 of the Seller Disclosure Schedule.

1.1.51	“Material Adverse Effect” means a material adverse effect on any of the Acquired Assets or the conduct of the Business, but in each case shall not include the effect of events, changes and circumstances relating to: (a) the pharmaceuticals industry generally; (b) macroeconomic factors, interest rates, general financial market conditions, natural disasters, war, terrorism or hostilities; (c) changes in Legal Requirements, generally accepted accounting principles or official interpretations of the foregoing; (d) compliance with this Agreement; or (e) the Contemplated Transactions or any announcement hereof of the identity of Buyer; provided, that in the case of (a), (b) and (c), such changes, events, developments, effects or occurrences do not disproportionately adversely affect the Acquired Assets and the conduct of the Business relative to the other participants in the pharmaceuticals industry.

1.1.52	“Milestones” has the meaning set forth in Section 3.2.

1.1.53	“NDA” means a New Drug Application, as defined in the United States Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder as the same may be amended or replaced from time to time.

1.1.54	“NI 45-106” shall have the meaning set forth in Section 7.14.2.2.

1.1.55	“Order” means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body or arbitrator.

1.1.56	“Ordinary Course of Business” shall have the meaning set forth in Section 5.5.

1.1.57	“Orexo-Aquinox Confidentiality Agreement” means the Confidentiality Agreement between Aquinox Pharmaceuticals Inc. and Orexo AB (publ.) dated March 26, 2009.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.58	“Parties” shall have the meaning set forth in the first paragraph of this Agreement.

1.1.59	“Party” shall have the meaning set forth in the first paragraph of this Agreement.

1.1.60	“Patents” means all patents, patent applications, industrial and utility models, certificates of inventions and other government granted indices of ownership of invention used in connection with the Compounds as set out in Schedule 7.8.2, including continuations, continuations-in-part, divisionals, reissues, supplemental protection certificates (and applications therefor) or extensions of any of the foregoing.

1.1.61	“Payment Shares” shall have the meaning set forth in Section 3.2.3.

1.1.62	“Permitted Encumbrance” shall mean the registration under the Personal Property Security Act (British Columbia) by the University of British Columbia and the University of Alberta related to the UBC/UA License Agreement.

1.1.63	“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or a Governmental Body.

1.1.64	“Phase III Clinical Study” means a human clinical study in any country conducted after Phase II Clinical Studies that is conducted to evaluate the comparative safety and efficacy of a drug or drug combination to the current standard of care, that would otherwise satisfy the requirements of 21 C.F.R. §312.21, or a similar clinical study in a country other than the United States. The data obtained is the principal data used by regulators for Regulatory Approval.

1.1.65	“Proceeding” means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator, or a demand or claim for any of the foregoing.

1.1.66	“Purchase Price” shall have the meaning set forth in Section 3.2.

1.1.67

“Records” means all records, documents and files of Seller relating to the Acquired Assets and the Assumed Liabilities, including all records, documents and files relating to the Intellectual Property, correspondence with the FDA and other Governmental Bodies, validation documents and data, market studies, quality control histories pertaining to the Compounds, suppliers lists,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

market studies, lapsed or abandoned patent applications, manuscripts, laboratory notebooks, quality assurance/control procedures and records, product and raw material specifications, clinical and preclinical data or results, regulatory compliance filings and other regulatory records, technical data and other reports, all structure-activity relationship data, microfilm or microfiche, computer data files, documents, and other tangible embodiments in whatever media form.

1.1.68	“Regulatory Approval” means any approval, product and establishment license, registration or authorization of any Regulatory Authority necessary for the manufacture, use, storage, importation, transport or sale of a Compound in any regulatory jurisdiction.

1.1.69	“Regulatory Authority” means the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state, provincial or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport or clinical testing or sale of a drug.

1.1.70	“Representative” means, with respect to a particular Person, any director, officer, manager, employee, agent, advisor, accountant, financial advisor, legal counsel or other representative of that Person.

1.1.71	“Restricted Contract” shall have the meaning set forth in Section 2.5.

1.1.72	“Retained Liabilities” shall have the meaning set forth in Section 2.4.

1.1.73	“Rule 144” shall have the meaning set forth in Section 7.14.1.6(d).

1.1.74	“Rules” shall have the meaning set forth in Section 12.10.

1.1.75	“Securities Laws” shall have the meaning set forth in Section 7.14.1.4.

1.1.76	“Seller” shall have the meaning set forth in the first paragraph of this Agreement.

1.1.77	“Seller Closing Documents” shall have the meaning set forth in Section 7.3.1.

1.1.78	“Seller Disclosure Schedule” means the disclosure schedules described in Article 7.

1.1.79	“Seller Indemnified Persons” shall have the meaning set forth in Section 9.4.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.80	“Tax” means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental, windfall profit, customs, vehicle, airplane, boat, vessel or other title or registration, capital stock, franchise, employees’ income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative, add-on minimum and other tax, fee, assessment, levy, tariff, charge or duty of any kind whatsoever and any interest, penalty, addition or additional amount thereon imposed, assessed or collected by or under the authority of any Governmental Body or payable under any tax-sharing agreement or any other Contract.

1.1.81	“Tax Return” means any federal, state, provincial, municipal, local or foreign return, report, statement, schedule, notice, form or declaration filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax.

1.1.82	“Third Party” means a Person that is not a party to this Agreement.

1.1.83	“Third-Party Claim” means any claim against any Indemnified Person by a Third Party, whether or not involving a Proceeding.

1.1.84	“Third Party IP” shall have the meaning set forth in Section 7.8.4.

1.1.85	“Threshold” shall have the meaning set forth in Section 9.5.1.

1.1.86	“Trademarks” means all trademarks, service marks, brand names, distinguishing guises, trade dress, logos, trade names, words, symbols, color schemes, business names, internet domain names and other indications of origin used exclusively in connection with the Compounds, together with all applications, registrations, and renewals in connection therewith, all translations, adaptations, derivations, thereof, and all goodwill associated therewith.

1.1.87	“Trade Secrets” means all Know-How, trade secrets, confidential or proprietary information, discoveries, methods, processes, technical data, specifications, research and development information, technology, customer lists, software, technical information, data, specifications, formula, process technology, plans, drawings and blue prints related exclusively or principally to the Compounds.

1.1.88	“UBC/UA License Agreement” means the License Agreement between the University of British Columbia, the University of Alberta and Inflazyme Pharmaceuticals Inc. dated April 1, 1993 as amended by an agreement dated February 18, 1998, as assigned by Inflazyme Pharmaceuticals Inc. to Inflazyme Inc. by an Assignment of License Agreement dated September 20, 2005 and as subsequently assigned to Seller on November 16, 2007.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.2 Currency

Unless otherwise stated, all references to dollar amounts in this Agreement shall refer to United States dollars.

1.3 Headings; Wording

The paragraphs and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. All references in this Agreement to an Article, Section or Schedule shall refer to an Article, Section or Schedule in or to this Agreement, unless otherwise stated. Any reference to any federal, national, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” and similar words shall mean including without limitation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision. References in this Agreement to “provisions of this Agreement” refer to the terms, conditions and promises contained in this Agreement taken as a whole. All references to days, months, quarters or years are references to business days, calendar months, calendar quarters, or calendar years. References to the singular include the plural.

Article 2 Assets and Liabilities

2.1 Purchase and Sale of Acquired Assets

At the Closing, Seller shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Encumbrances, other than the Permitted Encumbrance, all right, title and interest in and to all of the assets of Seller relating exclusively or principally to all molecules acquired, discovered or otherwise arising out of the research programs of Seller or its predecessors in title directed to the LSAIDs (each such molecule is referred to as a “Compound”) (collectively, the “Acquired Assets”). The Acquired Assets shall include the assets described on Schedule 2.1. Buyer shall have the right to designate any of the Acquired Assets as excluded prior to Closing (the “Designated Excluded Assets”) and not to acquire Designated Excluded Assets at Closing.

2.2 License Grant

Effective at the Effective Time, Seller hereby grants to Buyer an exclusive, worldwide, royalty-free, fully paid-up license (or sublicense, as the case may be) (with the right to sublicense) to any other intellectual property assets in which Seller has ownership, or other rights acquired, pursuant to the Biolipox-Inflazyme Asset Purchase Agreement that are required for the development, manufacture or commercialization of the Compounds, but that are not included in the Acquired Assets, for use in the development, manufacture and commercialization of the Acquired Assets.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.3 Assumed Liabilities

At the Closing and except as set forth on Schedule 2.3, Buyer shall assume and become obligated to pay, perform and discharge when due, only to the extent arising after the Effective Time:

2.3.1	any Liability under the Governmental Authorizations;

2.3.2	any Liability under the Assumed Contracts (which Assumed Contracts are listed on Schedule 2.3); and

2.3.3	any Liability for Patent fees, milestone payments, royalties or any other payments due in respect of the Acquired Assets under the UBC/UA License Agreement.

(collectively, the “Assumed Liabilities”).

2.4 Retained Liabilities

Other than the Assumed Liabilities, Buyer shall not assume or in any way be liable for the payment, performance or discharge of any liabilities of Seller, and for the avoidance of doubt and without limiting the generality of the foregoing, Seller shall retain and shall punctually pay, perform or otherwise discharge when due, all liabilities relating to the conduct of the Business (collectively, the “Retained Liabilities”). The Retained Liabilities shall include:

2.4.1	any Liability arising prior to the Effective Time from or under any Contracts relating to the Acquired Assets, other than as set forth in Section 2.3.2;

2.4.2	notwithstanding the foregoing, for greater certainty, any obligations of Seller under (a) the Consent to Assignment of License Agreement among Inflazyme Inc., Biolipox AB (publ.), The University of British Columbia and The University of Alberta dated November 16, 2007, and (b) the Biolipox-Inflazyme Asset Purchase Agreement.

2.4.3	any Liability for Taxes, including: (i) any Taxes arising as a result of Seller’s operation of the Business or ownership of the Acquired Assets prior to the Effective Time; (ii) subject to Section 3.4, any Taxes that will arise as a result of the sale of the Acquired Assets pursuant to this Agreement; and (iii) any deferred Taxes of any nature;

2.4.4	any Liability arising prior to the Effective Time from or under any environmental Legal Requirement or any occupational safety and health Legal Requirement;

2.4.5	any Liability relating to the Designated Excluded Assets;

2.4.6	any Liability in respect of any employees of Seller; and

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2.4.7	any Liability incurred by or on behalf of Seller arising from the Contemplated Transactions, including all legal fees, costs and disbursements payable in connection therewith.

2.5 Restricted Contracts

If, as of the Closing Date, Consent from a Third-Party is required for the assignment of an Assumed Contract (a “Restricted Contract”), then, at the election of Buyer, the assignment by Seller and the assumption by Buyer of such Restricted Contract shall not become effective until the required Consent is obtained. At the request and expense and under the direction of Buyer: (i) Seller shall not take nor permit any action which would impair the full force and effect of such Restricted Contract until the effective assignment thereof; and (ii) Seller, subsequent to the Closing Date, shall not be entitled to any of the rights, privileges or awards under any Restricted Contract, all of which shall accrue to the benefit of Buyer.

2.6 Additional Buyer Interests

2.6.1	Notwithstanding the listing of the Acquired Assets in the schedules attached to this Agreement, for a period of 12 months after the Closing Date, each Party agrees to work together and co-operate to identify any Additional Buyer Interests and upon mutual agreement that any identified Additional Buyer Interests are integral to the use, development, making and commercialisation of any Compound, Seller and Buyer shall work together to reasonably determine the mechanism of transfer for the Additional Buyer Interests, whether by sale, transfer, assignment, licence (including by way of the license grant contemplated under Section 2.2), sub-licence or other grant, and Seller shall sell, transfer, assign, license or sub-license, as the case may be, the Additional Buyer Interests to Buyer, at no additional cost, as soon as practicable after the Parties mutually agree as to the mechanism therefor. The Parties further agree that, where they agree within 12 months after the Closing Date that an identified Additional Buyer Interest is integral to the use, development, making and commercialisation of any Compound, the Parties shall effect the transfer of such Additional Buyer Interest, regardless of the time required to do so.

2.6.2	The Parties will equally share any costs and expenses arising from the transactions contemplated by this section.

2.6.3	In the event of a dispute in the determining any Additional Buyer Interests, the dispute will be resolved in accordance with Section 12.10.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Article 3 Consideration

3.1 Additional Definitions

For the purposes of this Agreement:

3.1.1	“Canadian Special Voting Shares” means the special voting shares in the capital of Buyer;

3.1.2	“Common Exchangeable Shares” means the common exchangeable shares in the capital of Buyer, exchangeable for Common Shares;

3.1.3	“Common Shares” means the shares of common stock in the capital of Aquinox US;

3.1.4	“Exchange Agreement” means the Exchange Agreement made as of the 8th day of June, 2007 between Aquinox US, Buyer and all shareholders of each of such corporations, as amended from time to time;

3.1.5	“Payment Share Price” of the Common Exchangeable Shares on any date means an amount equal to the US dollar price per share of the Common Exchangeable Shares at the most recent financing of Buyer and Aquinox US plus 15% of such price, provided that if the most recent financing of Buyer and Aquinox US did not involve any sale of Common Exchangeable Shares, then the price per share of the Common Exchangeable Shares will be determined as if the securities sold by the Buyer (excluding special voting shares having a nominal value) were fully exercised, converted or exchanged (as the case may be) into Common Shares (net of any amounts payable by the holder on such exercise, conversion or exchange) and the price per share of the Common Exchangeable Shares will be deemed to be the price per share of such Common Shares; and

3.1.6	“US Common Special Voting Shares” means the shares of common special voting stock in the capital of Aquinox US.

3.2 Purchase Price

The purchase price for the Acquired Assets (the “Purchase Price”) shall comprise the following amounts payable to Seller as follows:

3.2.1	US$50,000 in cash, upon Closing, to be delivered by wire transfer of immediately available funds to an account designated by Seller;

3.2.2	Cdn$3 million in cash, within 30 days after the Board of Directors of Buyer or its subsequent licensee, sublicensee, assignee or acquirer, authorizes the commitment of financial resources to take an LSAID included among the Compounds into a Phase III Clinical Study (the “LSAID Development Compound”), to be delivered by wire transfer of immediately available funds to an account designated by Seller;

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3.2.3	US$250,000 in Common Exchangeable Shares, Canadian Special Voting Shares and US Common Special Voting Shares (“Payment Shares”), upon first submission to the FDA of an IND for an LSAID Development Compound by Buyer or any of its Affiliates or its (or their) subsequent licensee, sublicensee, assignee or acquirer, where the number of each of such classes of shares payable (which, for greater certainty, will be the same for each class of shares) is determined using the following formula:

Number of shares of each class of the Payment Shares	=	US$250,000
		(Payment Share Price	)	+	US$	0.000002

and disregarding any remaining fractional shares;

3.2.4	US$500,000 in cash, upon the First Commercial Sale of an LSAID Product in the United States following the receipt of Regulatory Approval from the FDA to market such LSAID Product, to be delivered by wire transfer of immediately available funds to an account designated by Seller;

3.2.5	US$500,000 in cash, upon the First Commercial Sale of an LSAID Product in Europe following the receipt of Regulatory Approval from the European Medicines Evaluation Agency or any successor agency to market such LSAID Product, to be delivered by wire transfer of immediately available funds to an account designated by Seller; and

3.2.6	US$500,000 in cash, upon the First Commercial Sale of an LSAID Product in Japan following the receipt of Regulatory Approval from the Japanese Korosho or any successor agency to market such LSAID Product, to be delivered by wire transfer of immediately available funds to an account designated by Seller;

(the payments to which Sections 3.2.2, 3.2.3, 3.2.4, 3.2.5 and 3.2.6 refer are hereinafter referred to as the “Milestones”).

3.3 Purchase Price Allocation

The US$50,000 portion of the Purchase Price to which Section 3.2.1 refers shall be allocated among the Acquired Assets as set forth in Schedule 3.3.

3.4 Taxes

3.4.1	Each Party shall be liable for and shall pay all applicable land transfer, sales, goods and services, harmonized sales Taxes and other transfer Taxes payable in connection with the Contemplated Transactions imposed on such Party by any Legal Requirement.

3.4.2

The Parties shall use all reasonable and legal efforts to reduce any Tax withholding on payments made to Seller, including, as the case may be, Seller obtaining any applicable exemption certificate. Notwithstanding such efforts, if Buyer concludes that Tax withholdings under the laws of any country are required with respect to payments to Seller, Buyer will be entitled to deduct,

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withhold and remit, as the case may be, such Tax withholdings to the applicable governmental authority and to make the payment required to be made to Seller under this Agreement net of such Tax withholdings. In case Buyer deducts, withholds and remits any Tax withholdings, Buyer shall promptly provide Seller with original receipts or other evidence reasonably desirable and sufficient to allow Seller to document such Tax withholdings adequately for purposes of claiming foreign Tax credits and similar benefits.

3.5 Audits

Seller shall have the right for a period of two years (2) years after the date that a Milestone is paid to appoint at its expense an independent certified public accountant reasonably acceptable to Buyer to inspect the relevant records of Buyer and to verify if Milestones were payable and if Milestones paid were correctly calculated. Buyer shall make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from Seller, solely to verify the accuracy of the information. Such inspection right shall not be exercised by Seller more than three times. Seller agrees to hold in strict confidence all information concerning such matters, and all information learned in the course of any audit or inspection, except to the extent necessary for Seller to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law. The results of each inspection, if any, shall be binding on the Parties. Seller shall pay for such inspections, except that in the event the inspection reveals that one or more Milestones have occurred for which payment to Seller has not been made, in which case Buyer shall pay for such inspections.

3.6 Development

Buyer will use Commercially Reasonable Efforts to continue to Develop the LSAID Development Compound and to file an IND and NDA in respect of the LSAID Development Compound; provided, that Seller may not claim, and the term Damages shall not include, indirect and consequential damages, including lost profits and revenues, relating to any breach of this Section 3.6.

3.7 Information

Buyer shall keep Seller regularly informed of the progress of Buyer’s efforts to Develop the LSAID Development Compound by providing copies of the quarterly reports that are distributed to all material shareholders of Buyer. Such updates shall (a) summarize Buyer’s efforts to Develop the LSAID Development Compound, and (b) identify the regulatory filings with respect to any LSAID Development Compound that Buyer or its sublicensees have filed, sought or obtained in the prior three (3)-month period, and any that any of them reasonably expect to make, seek or attempt to obtain in the following three (3)-month period. All such updates and notices shall be sent to the attention of Seller’s Chief Executive Officer unless Seller otherwise notifies Buyer in writing.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.8 Conditions to Issuance of Payment Shares

Notwithstanding any other provision of this Agreement, the issuance of the Payment Shares to Seller pursuant to Section 3.2.3 is subject to the following conditions:

3.8.1	the representations and warranties of Seller set out in Section 7.14 shall be true and correct at the time the Payment Shares are issued to Seller; and

3.8.2	Seller shall become a party to and bound by the Exchange Agreement by executing an instrument in the form attached as Schedule A to the Exchange Agreement and delivering such executed instrument to Buyer prior to or at the time the Payment Shares are issued to Seller.

Article 4 Closing

4.1 Closing

The purchase and sale provided for in this Agreement (the “Closing”) will take place on                     , 2009 at such place and in such manner as the Parties mutually agree and the Parties shall have executed and delivered such further documents and instruments as the Parties’ counsel agree to be necessary and customary, each acting reasonably, in order to complete the Contemplated Transactions. For the purposes of passage of title and risk of loss, allocation of expenses, adjustments and other economic or financial effects of the Contemplated Transactions, the Closing when completed shall be deemed to have occurred at 11:59 p.m., local time (the “Effective Time”) on the date of Closing (the “Closing Date”).

4.2 Closing Conditions of Buyer

The obligations of Buyer to consummate the Contemplated Transactions shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

4.2.1	the representations and warranties of Seller made in this Agreement shall be true and correct both when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, except where the failure to be so true and correct (without giving effect to any limitation or qualification as to “materiality” or Material Adverse Effect set forth herein) would not have a Material Adverse Effect;

4.2.2	Seller shall have complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

4.2.3	there shall not be pending or, to the Knowledge of Seller, threatened any Proceeding by or against Seller seeking to permit or delay the consummation of the Contemplated Transactions;

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4.2.4	there shall not have occurred any Material Adverse Effect;

4.2.5	Seller shall have delivered to Buyer:

.1	recordable assignments of all registered Patents, Trademarks and Copyrights included in the Acquired Assets, each in form and substance reasonably acceptable to Buyer, executed by Seller;

.2	all regulatory filing packages and pre-clinical and clinical data, including Phase I and Phase II data, clinical reports, and other safety data collected by Seller;

.3	such other deeds, bill(s) of sale, assignments, certificates of title, transfer Tax documents and other instruments of transfer and conveyance as may reasonably be requested by Buyer, each in form and substance reasonably satisfactory to Buyer, executed by Seller;

.4	copies of all requisite resolutions or actions of Seller’s board of directors approving the execution and delivery of this Agreement and the consummation of the Contemplated Transactions in accordance with all applicable Legal Requirements and Seller’s Governing Documents;

.5	evidence of releases of all Encumbrances on the Acquired Assets, except for the Permitted Encumbrance;

.6	a certificate of the President of Seller, certifying as to the matters set forth in Sections 4.2.1, 4.2.2, 4.2.3 and 4.2.4;

.7	the Consents referenced in Schedule 7.3.3;

.8	all Records, including, without limitation, all laboratory notebooks, scientific reports and other documents reasonably required to prosecute and defend any Intellectual Property contained in the Acquired Assets; and

.9	such other documents as Buyer may reasonably request.

4.3 Closing Conditions of Seller

The obligations of Seller to consummate the Contemplated Transactions shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

4.3.1

the representations and warranties of Buyer made in this Agreement shall be true and correct both when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified

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date, except where the failure to be so true and correct (without giving effect to any limitation or qualification as to materiality set forth therein) has not materially impaired and would not materially impair the ability of Buyer to perform its obligations hereunder or prevent the consummation of any of the Contemplated Transactions;

4.3.2	Buyer shall have complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

4.3.3	there is no pending or, to the Knowledge of Buyer, threatened Proceeding by or against Buyer seeking to prevent or delay the consummation of the Contemplated Transactions;

4.3.4	this Agreement and the consummation of the Contemplated Transactions shall have been duly approved by the board of directors of Buyer; and

4.3.5	Buyer shall have delivered to Seller:

.1	the portion of the Purchase Price payable at the Closing as set out in Section 3.2.1;

.2	a certificate of the President of Buyer certifying as to the matters set forth in Section 4.3.1, 4.3.2 and 4.3.3; and

.3	such other documents as Seller may reasonably request.

Article 5 Pre-Closing Covenants

5.1 Forbearance and Fiduciary Duties

5.1.1	Seller agrees that from and after the date hereof, it shall not, and it shall not permit any of its officers, directors, employees, agents or Representatives to, directly or indirectly, initiate, solicit, encourage or respond to proposals, requests, inquiries or contacts, or participate in any negotiation or discussion for the purpose or with the intention of leading to any proposal, concerning any disposition, directly or indirectly, of any of the Acquired Assets, including any licensing or other arrangement relating to the Acquired Assets, except for the Contemplated Transactions (hereafter referred to, collectively, as an “Acquisition Proposal”).

5.1.2	Seller shall promptly provide notice to Buyer of any unsolicited Acquisition Proposal or any request for non-public information relating to the Acquired Assets or for access to the properties, books or records of Seller relating to the Acquired Assets by any Person that informs the board of directors of Seller that it is considering making, or has made, an Acquisition Proposal. Such notice to Buyer shall be made orally promptly after receipt of any such proposal or request and in writing within two (2) Business Days thereafter, setting forth in reasonable detail the nature of the proposal or request.

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5.2 Governmental and Other Third Party Consents

5.2.1	As soon as practicable after the date hereof, the Parties shall cooperate in the preparation and filing of all materials necessary or desirable to obtain the approval of the Contemplated Transactions or the disclaimer of jurisdiction with respect thereto by any Governmental Body that has jurisdiction over the Contemplated Transactions.

5.2.2	Where a Consent of a Third Party is required to assign any of the Acquired Assets, each of the Parties will use commercially reasonable efforts to obtain, prior to the Closing Date, the required Consents and each Party will cooperate with one another in exchanging such information and supplying such assistance as may be reasonably requested by the other Party in connection with the foregoing.

5.3	Due Diligence

Seller shall, prior to the Closing Date, afford Buyer and its respective officers, employees, accountants, counsel and other Representatives, reasonable access, during normal business hours and without disrupting the conduct of the business in the ordinary course, to Seller’s offices and facilities to inspect the physical condition of the Acquired Assets and to review books, records, reports, data and other documentation relating to the Acquired Assets and, prior to the Closing Date, shall, and shall use its commercially reasonable efforts to cause its Representatives to, furnish to Buyer copies of any additional financial books, records, reports, data and other documentation relating to the Acquired Assets as Buyer may from time to time reasonably request.

5.4 Notification of Certain Matters

Between the date hereof and the Closing Date, Seller shall give prompt notice in writing to Buyer of:

5.4.1	the occurrence, or failure to occur, of any event, which occurrence or failure would be likely to cause any representation and warranty of Seller contained in this Agreement to be untrue or inaccurate at any time between the date hereof and the Closing Date;

5.4.2	any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the Contemplated Transactions;

5.4.3	any notice or other communication from any Governmental Body in connection with the Contemplated Transactions;

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5.4.4	any actions, suits, claims, investigations or Proceedings commenced or threatened against Seller or relating to or involving or otherwise affecting Seller in each case which relate to the consummation of the Contemplated Transactions, the Acquired Assets or the Business; and

5.4.5	any failure of Seller, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. Between the date hereof and the Closing, Seller will notify Buyer of any emergency or other change in the normal course of business or in the operation of the Acquired Assets or the conduct of the Business, each as currently conducted, and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) or adjudicatory Proceedings involving any Acquired Assets or the conduct of the Business and will keep Buyer fully informed of such events and, if permitted by applicable Legal Requirements, will provide Representatives of Buyer access to all materials prepared in connection therewith.

The giving of any such notice under this Section 5.4 shall in no way change or modify the representations and warranties of the Parties, or the conditions to the obligations of the Parties, contained herein or otherwise affect the remedies available to the Parties hereunder.

5.5 General Pre-Closing Covenants.

From and after the date hereof and until the Closing, Seller shall conduct the Business in the ordinary and usual course, consistent with recent past practice and considering its financial resources (the “Ordinary Course of Business”) and without limiting the generality of the foregoing, shall except as otherwise provided in this Agreement:

5.5.1	make no purchase or sale in respect of, nor introduce any method of operation in respect of, the Acquired Assets, other than in the Ordinary Course of Business;

5.5.2	use its commercially reasonable efforts to preserve its present relationships with Persons having business dealings with Seller in connection with the Acquired Assets;

5.5.3	comply with all Legal Requirements and Orders of every Governmental Body applicable to it and to the conduct of the Business;

5.5.4	diligently prosecute and maintain all Patent applications relating to the Compounds and provide copies of all correspondence and proceedings relating to such applications to Buyer and consult, in good faith, with Buyer with respect thereto;

5.5.5	not subject any of the Acquired Assets to any Encumbrance, other than the Permitted Encumbrance;

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5.5.6	maintain and pay all premiums with respect to all policies of insurance relating to the Acquired Assets as are presently held in Seller’s name;

5.5.7	not make any change adverse to it in the terms of any Assumed Contract included among the Acquired Assets;

5.5.8	not take any action which would result in any breach of any of its representations, warranties or covenants contained herein; and

5.5.9	not enter into any material agreements relating to the Acquired Assets, which have not been reviewed and approved by Buyer.

5.6 Further Assurances

The Parties shall cooperate reasonably with each other and with their respective Representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall: (i) furnish upon request to each other such further information; (ii) execute and deliver to each other such other documents; and do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the Contemplated Transactions. In particular, without limiting the generality of the foregoing, Seller shall provide Buyer with access to original materials and original documentation that are not provided to Buyer but are reasonably required to prosecute, enforce, defend and litigate any Intellectual Property contained in the Acquired Assets, including, without limitation, laboratory notebooks, scientific reports and other documents. Seller agrees that it shall maintain any such original materials or original documentation in good condition. Seller shall not dispose of any such original materials or original documentation without first offering same to Buyer and shall not otherwise transfer any such original materials or original documentation to any Person without preserving Buyer’s rights as outlined in this Section 5.6.

Article 6 Post-Closing Covenants

6.1 Set Off

Seller acknowledges and confirms that Buyer shall have the right, without limiting or waiving in any respect any rights or remedies available to Buyer under this Agreement or otherwise, for a 12 month period after the Closing Date to set off and apply any amounts which may from time to time be owing by Buyer to Seller, including pursuant to Section 3.2 against and in satisfaction of the payment of any indemnified claims under Sections 9.2 and 9.3.

6.2 Assistance in Proceedings

Seller will cooperate with Buyer in the contest or defense of, and make available its current personnel and provide any testimony and access to its books and records or other evidence in its possession in connection with, any Proceeding involving or relating to: (i) the Contemplated Transactions; (ii) any action, activity, circumstance, condition, conduct, event, fact, failure to act, incident, occurrence, plan, practice, situation, status or transaction on or arising before the Closing involving the Acquired Assets or the conduct of the Business; or (iii) the Intellectual Property.

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6.3 Technology Transfer

Seller will, upon reasonable request of Buyer, make available and provide reasonable assistance in the transfer to Buyer of all Acquired Assets, Records, and any technology or data relating exclusively or principally to the Acquired Assets, including the provision of any electronic passwords required for access thereto. Prior to Closing, Seller and Buyer shall establish procedures to transfer to Buyer at Closing or promptly thereafter all such Acquired Assets, Records and other data, including the transfer of samples, reports, files and other tangible embodiments of the Acquired Assets and the migration of all electronically stored data in a format usable by Buyer without passwords or other protections restricting access by Buyer.

6.4 Employees

Seller will, upon reasonable request of Buyer, during a period of six (6) months after the Closing, make available any of the current employees and current and former consultants of Seller who have been involved with any work relating to the Compounds to assist Buyer with the effective transfer of all Intellectual Property. Buyer shall reimburse all expenses reasonably incurred by such individuals in connection with any travel requested by Buyer.

6.5 Intellectual Property Matters

Seller shall notify each of its patent attorneys and agents who prosecuted or maintain or are prosecuting or maintaining any of the Intellectual Property and instruct them to follow the directions of Buyer concerning the continued prosecution and maintenance of such Intellectual Property, including the transfer of all relevant files to the designees of Buyer. Seller shall use commercially reasonable efforts to cause its current and former directors, officers, employees and agents to cooperate in the preparation, filing, prosecution, and maintenance of the Intellectual Property, including providing Buyer with data and information within their possession relating to the Acquired Assets after the Closing Date which may reasonably be needed or requested by Buyer and by executing all documents that Buyer may deem necessary in connection therewith, all at Buyer’s sole expense (if any). After the Effective Time, Buyer shall be responsible, in its sole discretion, for the filing, prosecution, maintenance, defense, abandonment, reinstatement and enforcement of all Intellectual Property.

6.6 Non-Competition

Commencing on the Closing Date and ending on the expiration of five (5) years thereafter, Seller agrees that it will not conduct or aid in the conduct of any research or development activities, nor commercialise or aid in the commercialisation of, any of the Compounds, namely the compounds containing the molecules referred to by Seller as IPL512,602, IPL576,092 and IPL550,260 and all compounds claimed, whether by genus or species, under the Patents identified in Schedule 7.8.2 of the Seller Disclosure Schedule (whether or not such Patents are maintained or abandoned), in any country, world-wide, either alone or in partnership, in collaboration or in conjunction with any person, corporation, syndicate, association or any other entity or group, whether as principal, agent, shareholder, licensor or in any capacity or manner whatsoever, whether directly or indirectly.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Article 7 Representations and Warranties of Seller

7.1 Scope

Seller hereby makes the representations and warranties contained in this Article 7 to Buyer and acknowledges that Buyer is relying on such representations and warranties in connection with the purchase of the Acquired Assets and the consummation of the Contemplated Transactions. Notwithstanding the foregoing, Buyer acknowledges that the Seller Disclosure Schedule sets out a number of disclosures in respect of, exceptions to, and exclusions from, the representations and warranties of Seller contained in this Agreement and such disclosures, exclusions and exceptions are deemed to be incorporated into the applicable provisions of this Agreement to which the schedules specifically refer. For greater certainty, all of the provisions of this Article 7 will be deemed to be representations and warranties of Seller.

7.2 Organization and Good Standing

Seller is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction of its incorporation, with full corporate power and authority to conduct the Business as it is now being conducted by it, to own or use the Acquired Assets in the conduct of the Business by it, and to perform all its obligations under the Contracts.

7.3 Enforceability; Authority; No Conflict

7.3.1	This Agreement constitutes the legal, valid and binding obligation of Seller and is enforceable against it in accordance with its terms. Upon the execution and delivery by Seller of each agreement to be executed or delivered by Seller at Closing (collectively, the “Seller Closing Documents”), each of the Seller Closing Documents will constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has the corporate power and authority to execute and deliver this Agreement and the Seller Closing Documents to which it is a party and to perform its obligations hereunder and thereunder, and such action has been duly authorized by all necessary corporate action by Seller.

7.3.2

Neither the execution, delivery or performance of this Agreement nor the consummation of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time): (i) violate any provision of any of the Governing Documents of Seller; (ii) breach any Legal Requirement or any Order to which Seller or any of the Acquired Assets may be subject; (iii) contravene, conflict with or result in a violation or breach of any of the terms or requirements of, or give

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Seller or that otherwise relates to the Acquired Assets or to the conduct of the Business; (iv) breach any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or payment under, or to cancel, terminate or modify, any Contract; or (v) result in the imposition or creation of any Encumbrance, other than the Permitted Encumbrance, upon or with respect to any of the Acquired Assets.

7.3.3	Seller is not required to give any notice to or obtain any Consent from any Person in connection with the execution, delivery or performance of this Agreement or the consummation of any of the Contemplated Transactions other than as set out in Schedule 7.3.3 of the Seller Disclosure Schedule.

7.4 Title to and Sufficiency of Acquired Assets

Seller has all right, title or interest in, to and under the Acquired Assets to permit it to transfer the entire right, title and interest in and to the Acquired Assets to Buyer, free and clear of all Encumbrances, other than the Permitted Encumbrance. The Acquired Assets are located in Solna, Uppsala, Sweden.

7.5 No Undisclosed Liabilities

There are no liabilities, whether accrued, absolute, contingent, or otherwise, whether due or to become due and whether the amount thereof is readily ascertainable or not, relating or attributable to or associated with the Acquired Assets, except to the extent set forth in the Seller Disclosure Schedule.

7.6 Compliance with Legal Requirements; Governmental Authorizations

7.6.1	Seller is, and at all times since October 26, 2007, has been, in all material respects in compliance with each Legal Requirement that is or was applicable to the ownership or use of any of the Acquired Assets. To the Knowledge of Seller, no event has occurred or circumstance exists that (with or without notice or lapse of time) may constitute or result in a violation by Seller of, or a failure on the part of Seller to comply with, any such Legal Requirement. Seller has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual or alleged violation of, or failure to comply with, any such Legal Requirement.

7.6.2

Listed in Schedule 7.6.2 of the Seller Disclosure Schedule is a complete and accurate list of each Governmental Authorization that is held by Seller or that otherwise relates to the Acquired Assets or the conduct of the Business. Each Governmental Authorization listed on the Seller Disclosure Schedule is valid and in full force and effect. Seller is, and at all times since October 26, 2007, has been, in full compliance with all of the terms and requirements of each Governmental Authorization identified or required to be identified on the Seller Disclosure Schedule. Seller has not received any notice or other communication (whether oral or written) from any Governmental Body or any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

other Person regarding: (i) any actual or alleged violation of or failure to comply with any term or requirement of any Governmental Authorization; or (ii) any actual or proposed revocation, withdrawal, suspension, cancellation, termination of or modification to any Governmental Authorization. All applications required to have been filed for the renewal of the Governmental Authorizations listed on the Seller Disclosure Schedule have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

7.6.3	The Governmental Authorizations listed on the Seller Disclosure Schedule collectively constitute all of the Governmental Authorizations necessary to permit Seller to lawfully conduct and operate the Business in the manner in which it currently conducts and operates such Business and to permit Seller to own and use the Acquired Assets in the manner in which it currently owns and uses such Acquired Assets.

7.7 Legal Proceedings; Orders

Neither Seller nor, to the Knowledge of Seller, any of the officers, directors, agents or employees of Seller, is subject to any Order that prohibits Seller, or such officers, directors, agents or employees from engaging in any conduct, activity or practice relating to the Business. There is no action, suit, Proceeding, or claim, pending or, to Seller’s Knowledge, threatened, and no investigation by any Governmental Body, pending or, to Seller’s Knowledge, threatened, against Seller relating to any of the Acquired Assets, or the conduct of the Business. There is no outstanding writ, judgment, stipulation, injunction, decree, determination, award, or other Order of any Governmental Body against Seller relating to any of the Acquired Assets or the conduct of the Business and, to the Knowledge of Seller, there is no factual or legal basis that could give rise to any such action, suit, Proceeding or claim.

7.8 Intellectual Property

7.8.1	Seller owns, or is licensed pursuant to written agreements to use (in each case, free and clear of any Encumbrance, other than the Permitted Encumbrance), all Intellectual Property that is used in relation to the Acquired Assets or the Business.

7.8.2

Except where identified in Schedule 7.8.2 of the Seller Disclosure Schedule as Intellectual Property licensed to Seller by a Third Party, Seller is the owner or joint owner (as indicated in Schedule 7.8.2 of the Seller Disclosure Schedule) of the Intellectual Property identified in Schedule 7.8.2 of the Seller Disclosure Schedule, whether or not the Seller is recorded as the assignee in the United States patent and trademark office or in any jurisdiction in which an assignee must be recorded. The Seller Disclosure Schedule may set forth: (i) for issued Patent of Seller, the number, expiration dates, title and priority information for

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

each country in which such Patent has been issued, or for each pending patent application, the application number, date of filing, title and priority information for each country; (ii) for each Trademark of Seller, whether or not registered, the application serial number or registration number, the class of goods covered, the countries in which the name or mark is used and the expiration date for each country in which a trademark has been registered; (iii) with respect to any Intellectual Property owned by a Third Party and licensed to Seller, the name and date of the agreement pursuant to which such Intellectual Property is licensed and the parties thereto; and (iv) in certain case listing, deadlines for any renewals or other required filings or payments within 180 days of Closing.

7.8.3	To the Knowledge of Seller, there is no reasonable basis for a claim that any of the Intellectual Property is unenforceable or invalid. Except as disclosed in Schedule 7.8.3 of the Seller Disclosure Schedule none of the Intellectual Property has been or is the subject of any pending adverse judgment, injunction, order, decree or agreement restricting its use or the assignment or license thereof by Seller. Foreign filing licenses were granted for all United States Patents of Seller corresponding to any pending patent application included in such Patents. There are no oppositions, cancellations, invalidity proceedings, interferences or re-examination proceedings pending with respect to any of the Intellectual Property.

7.8.4	Seller is not, nor will be, as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any licenses, sublicenses or other agreements used in the conduct of the Business as to which it is a party and pursuant to which it is authorized to use any Intellectual Property owned by a Third Party (collectively, “Third Party IP”). The Intellectual Property and the Third Party IP constitute all of the intellectual property primarily related to or necessary for the conduct of the Business on the date hereof and as such Business will be conducted by Seller immediately prior to the Effective Time and, in all material respects, as such Business was conducted during the 12 month period prior to the date hereof. Seller has not created any Intellectual Property, alone or with any other Person.

7.8.5	Except as disclosed in Schedule 7.8.5 of the Seller Disclosure Schedule: (i) Seller has not granted any licenses or covenants not to sue in respect of the Intellectual Property to Third Parties; (ii) Seller is not, nor to the Knowledge of Seller is any other Person, parties to any agreements with Third Parties that materially limit or restrict use of the Intellectual Property or require any payments for their use; (iii) no other Person has any joint ownership or royalty interest in the Intellectual Property; and (iv) Seller has not entered into any Contract (A) granting any Person the right to bring infringement actions with respect to, or otherwise to enforce rights with respect to, any of the Intellectual Property, (B) expressly agreeing to indemnify any Person against any charge of infringement of any of the Intellectual Property, or (C) granting any Person the right to control the prosecution or enforcement of any of the Intellectual Property.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.8.6	Except as disclosed in Schedule 7.8.6 of the Seller Disclosure Schedule no license fees or other Intellectual Property-based payment obligations are owed to any Person in connection with the discovery, development, sale or other use of any Compound before or after the Closing Date.

7.8.7	All issuance, renewal, maintenance and other payments that are or have become due with respect to the Intellectual Property indicated as “issued” or “registered” on Schedule 7.8.2 of the Seller Disclosure Schedule have been timely paid by or on behalf of Seller. All documents, certificates and other materials required to maintain the issued or registered Intellectual Property, have been filed in a timely manner with the relevant Governmental Body. To the Knowledge of Seller, no Intellectual Property is being used or enforced in a manner that would reasonably be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property.

7.8.8	To the Knowledge of Seller, there is no unauthorized use, dilution, infringement, misappropriation or violation of any of the Intellectual Property by any Person. To the Knowledge of Seller, the conduct of the Business of Seller does not, and the conduct of the Business of its predecessor in title did not, infringe or misappropriate or otherwise violate, as applicable, the Intellectual Property rights or other proprietary rights of any Person, and Seller has not received any written notice from any Person, and do not have Knowledge of, any claim or assertion to the contrary.

7.8.9	To the Knowledge of Seller, Seller has taken all commercially reasonable steps necessary or appropriate to safeguard and maintain the secrecy and confidentiality of all of the Intellectual Property, including assuring that all current and former employees and consultants of Seller have signed agreements with Seller, conveying all Intellectual Property arising from their employment with, or consulting activities to, Seller, and have signed confidentiality agreements.

7.9 Taxes

7.9.1	Seller has filed or caused to be filed all Tax Returns required to be filed by it so as to prevent any Encumbrance of any nature on the Acquired Assets, and has paid all material Taxes relating to the conduct of the Business which have been due with respect to the periods covered by said returns, or pursuant to any assessment received by it in connection therewith.

7.9.2	Seller is a non-resident of Canada for purposes of the ITA. Seller is not a registrant within the meaning of Part IX of the Canada Excise Act.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.10 Contracts; No Defaults

7.10.1	Schedule 7.10.1 of the Seller Disclosure Schedule sets forth:

.1	a list of all Contracts relating to the Intellectual Property;

.2	a list of all Contracts relating to the discovery or development of any Compound;

.3	a list of all Contracts relating to any of the Acquired Assets; and

.4	a list of all locations, and the proprietors thereof, at which any of the Acquired Assets are located.

7.10.2	No event has occurred, or to the Knowledge of Seller is alleged to have occurred, which constitutes or with lapse of time or giving of notice or both, would constitute a default or a basis for a claim of force majeure or other claim of excusable delay or non-performance under any Assumed Contract, and there is currently no dispute between Seller and another party to an Assumed Contract nor has there been a dispute between such parties that would reasonably be expected to have a material adverse effect upon the ongoing relationship of the parties except as disclosed in Schedule 7.10.2 of the Seller Disclosure Schedule. To the Knowledge of Seller, no party with whom Seller has an Assumed Contract is in default in the performance of any covenant or condition thereunder or has failed in performance thereunder. Seller has not received any advance payment against any work or Assumed Contract to the extent not yet performed, and Seller has not assigned to any other party any rights to payment or receivables in respect of any work or Assumed Contract performed or not yet performed, or any claim or cause of action of any nature whatsoever as it relates to the Acquired Assets. Each Assumed Contract is in full force and effect, unamended and Seller is entitled to the full benefit and advantage of each Assumed Contract in accordance with its terms. Except as disclosed in Schedule 7.3.3 of the Seller Disclosure Schedule, each Assumed Contract is assignable to Buyer without the Consent of the other party or parties thereto.

7.11 No Material Adverse Effect

Except as contemplated by this Agreement or as otherwise would not be reasonably expected to have a Material Adverse Effect on Buyer’s exploitation of the Acquired Assets, since October 26, 2007:

7.11.1	Seller has maintained the Acquired Assets and Seller has not conducted, directly or indirectly, any research, development or commercialization activities in respect of the Acquired Assets;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.11.2	neither the Acquired Assets nor the Business has suffered any Material Adverse Effect;

7.11.3	Seller has not suffered, with respect to the Acquired Assets or the Business, any material damage, destruction or casualty loss to its physical properties, whether or not covered by insurance; and

7.11.4	there has not been any action by Seller that, if taken after the date hereof, would constitute a breach of Seller’s obligations under Section 5.5.

7.12 Inflazyme Biolipox Asset Purchase Agreement

To the Knowledge of Seller:

7.12.1	all representations and warranties made by Inflazyme Inc., Inflazyme Pharmaceuticals Ltd. and/or Adprotech Limited under the Biolipox-Inflazyme Asset Purchase Agreement in respect of the Acquired Assets were true and correct both when made and as of the Closing Date (as defined in the Biolipox-Inflazyme Asset Purchase Agreement), or in the case of representations and warranties that are made as of a specified date, such representations and warranties were true and correct as of such specified date, except where the failure to be so true and correct (without giving effect to any limitation or qualification as to “materiality” or Material Adverse Effect (as defined in the Biolipox-Inflazyme Asset Purchase Agreement) set forth therein) would not have a Material Adverse Effect (as defined in the Biolipox-Inflazyme Asset Purchase Agreement);

7.12.2	each of Inflazyme Inc., Inflazyme Pharmaceuticals Ltd. and/or Adprotech Limited under the Biolipox-Inflazyme Asset Purchase Agreement has complied in all material respects with all covenants and conditions required by the Biolipox-Inflazyme Asset Purchase Agreement to be performed or complied with by it in respect of the Acquired Assets prior to or at the Closing (as defined in the Biolipox-Inflazyme Asset Purchase Agreement); and

7.12.3	the Contracts referenced under the Biolipox-Inflazyme Asset Purchase Agreement and listed in Schedule 7.12.3 do not relate to the LSAIDs.

7.13 Brokers or Finders

Seller has not incurred any obligation or Liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with the Contemplated Transactions.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.14 Acquisition of Payment Shares by Seller

7.14.1	Seller acknowledges and agrees as follows:

.1	Seller will acquire the Payment Shares, when issued, as principal for its own account and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Payment Shares in the United States or to a U.S. person (as such term is defined in Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”)), which definition includes an individual resident in the United States and an estate or trust of which any executor, administrator or trustee is a U.S. person, it is not acquiring the Payment Shares for the account or benefit of a U.S. person, it was not offered the Payment Shares in the United States, and it did not execute or deliver this Agreement in the United States;

.2	Seller is not a U.S. person, as such term is defined in Rule 902 of the Regulation S under the 1933 Act;

.3	Seller is aware that the Payment Shares will not be registered under the 1933 Act and that the offer and sale of the Payment Shares to it are being made in reliance on Regulation S under the 1933 Act;

.4	the issuance of the Payment Shares will be made and is conditional upon such issuance being exempt from the prospectus requirements of the Securities Act (British Columbia) (the “BC Securities Act”) and the rules promulgated thereunder, as well as the prospectus requirements of any other applicable securities legislation (collectively, with the BC Securities Act, the “Securities Laws”) and, as a consequence:

(a)	certain protections, rights and remedies provided by the Securities Laws, including statutory rights of recession or damages, will not be available to Seller;

(b)	Seller may not receive information that would otherwise be required to be provided to it under the Securities Laws, and

(c)	Buyer is relieved from certain obligations that would otherwise apply under the Securities Laws;

.5	Seller has not received, nor has it requested, nor does it have any need to receive, from Buyer any offering memorandum or similar document with respect to the issuance of Payment Shares to it;

.6	in addition to any share transfer restrictions contained in the constating documents of Buyer and Aquinox US (including any certificate of incorporation, articles, by-laws, or charter, as applicable), the Exchange Agreement or any other shareholders’ agreement to which Seller becomes a party as a result of its ownership of the Payment Shares, the Payment Shares issued to Seller will be subject to the following resale or transfer restrictions under the Securities Laws:

(a)	Seller will not be able to resell, assign or otherwise dispose of the Payment Shares (or any shares into which such shares have been converted or exchanged) unless they are subsequently distributed under a prospectus or the sale is made in compliance with all applicable resale requirements of applicable Securities Laws;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)	the certificates representing the Payment Shares will bear the following legend, with the necessary information completed, as required by National Instrument 45-102 – Resale of Securities:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT CLOSING DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”,

(c)	the certificates representing the Payment Shares will bear the following further legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE 1933 ACT AND THE SECURITIES LAWS OF ALL APPLICABLE STATES OF THE UNITED STATES OR ARE OFFERED AND SOLD IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAW, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY AS TO THE AVAILABILITY OF AN EXEMPTION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ALL THE TERMS AND CONDITIONS OF AN EXCHANGE AGREEMENT MADE AS OF JUNE 8, 2007 AMONG, INTER ALIA, AQUINOX PHARMACEUTICALS INC., AQUINOX PHARMACEUTICALS (USA) INC. AND THE HOLDERS OF THE SHARES, AS IT MAY BE AMENDED, WHICH AGREEMENT CONSTITUTES A UNANIMOUS SHAREHOLDERS AGREEMENT WITHIN THE MEANING OF THE CANADA BUSINESS CORPORATIONS ACT AND CONTAINS, AMONG OTHER THINGS, RESTRICTIONS ON THE RIGHT OF THE HOLDER HEREOF TO TRANSFER OR SELL THE SHARES. A COPY OF SUCH EXCHANGE AGREEMENT IS ON FILE AT THE REGISTERED OFFICE OF THE CORPORATION.”

(d)	Seller understands that the Payment Shares (or any shares into which such shares have been converted or exchanged) are characterized as “restricted securities” (as defined under Rule 144 promulgated under the 1933 Act, as presently in effect, “Rule 144”) under U.S. Federal Securities Laws inasmuch as they are being acquired from Buyer and Aquinox US (as applicable) in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the 1933 Act only in certain limited circumstances;

(e)	Buyer is under no obligation to qualify or register the Payment Shares for resale under a prospectus or otherwise, or assist Seller in complying with any exemption from the prospectus requirements or resale restrictions of the Securities Laws, including becoming a reporting issuer or its equivalent in any jurisdiction, and if no resale exemption under Securities Laws is available, the Seller may be required to hold the Payment Shares for an indefinite period of time;

(f)	if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Payment Shares, and on requirements relating to Buyer and Aquinox US which are outside of the Seller’s control, and which Buyer and Aquinox US are under no obligation and may not be able to satisfy; and

(g)	Seller is familiar with Rule 144 and understands the resale limitations imposed thereby and by the 1933 Act;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

.7	being issued, and holding and disposing of, the Payment Shares (or any shares into which such shares have been converted or exchanged) may have Tax consequences under applicable Legal Requirements, and Seller is solely responsible for determining the Tax consequences applicable to Seller’s particular circumstances;

.8	Seller is not acquiring the Payment Shares as a result of any form of general solicitation or general advertisement, including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over the radio or television; and

.9	nothing in this Agreement will prevent Buyer or Aquinox US from carrying out any form of additional financing whether by issuance of equity securities or otherwise.

7.14.2	Seller agrees to transfer the Payment Shares only in accordance with the provisions of Regulation S under the 1933 Act, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act and otherwise in accordance with applicable other Securities Laws; and it agrees not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act and applicable other Securities Laws.

7.14.3	Seller hereby represents and warrants to the Buyer (which representations and warranties shall be true and correct on and shall survive the Closing), that:

.1	Seller has such knowledge, skill and experience in business, financial and investment matters so that Seller is capable of evaluating the merits and risks of an investment in the Payment Shares. To the extent necessary, Seller has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Payment Shares;

.2	Seller was not created, formed or established solely to, and is not, being used solely to, acquire or hold the Payment Shares;

.3	Seller is resident in a jurisdiction outside Canada and the United States (an “International Jurisdiction”) and is acquiring the Payment Shares as principal;

.4	Seller is an “accredited investor” as defined in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) by virtue of being a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

.5	Seller is knowledgeable of, or has been independently advised as to, the securities laws of all Foreign Jurisdictions which apply to this Agreement (including the Contemplated Transactions), if any;

.6	Seller is purchasing the Payment Shares pursuant to exemptions from the prospectus and registration requirements under the Securities Laws of any applicable Foreign Jurisdictions or, if such is not applicable, Seller is permitted to purchase the Payment Shares under the Securities Laws of all applicable Foreign Jurisdictions without the need to rely on exemptions;

.7	the Securities Laws of any Foreign Jurisdiction do not require Buyer or Aquinox US to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the Foreign Jurisdiction in connection with the transactions contemplated herein;

.8	the issuance of the Payment Shares to Seller will not trigger any obligation under the Securities Laws of any Foreign Jurisdiction to prepare and file a prospectus or similar document, or any other report with respect to such purchase, and

.9	Seller shall execute and deliver such further documents and to provide such further assurances and information as may be reasonably required by Buyer to give effect to this Agreement including, without limiting the generality of the foregoing, all documents, assurances, undertakings and other information as may be required from time to time under applicable Securities Laws, or by any securities regulatory authority, or by any stock exchange on which the Payment Shares are listed, or for which an application to list has been made by Buyer or Aquinox US.

7.14.4	Seller acknowledges that the representations and warranties of Seller contained in Section 7.14 are made by it with the intent that they may be relied upon by Buyer, Aquinox US and their legal counsel in determining whether Buyer and Aquinox US (as applicable) can lawfully issue the Payment Shares to Seller under the Securities Laws. Seller further agrees that by accepting the Payment Shares to be issued to it pursuant hereto as of the Milestone date contemplated by Section 3.2.3, it shall be representing and warranting that the representations and warranties in Section 7.14 are true as at such date with the same force and effect as if they had been made by it as at the Closing and will survive the completion of the issuance of the Payment Shares.

7.15	Disclosure

No representation, warranty or other statement made by Seller in this Agreement or any agreement or certificate executed and delivered in connection with the Contemplated Transactions contains any untrue statement or omits to state a material fact necessary to make any statement made therein, in light of the circumstances in which it was made, not misleading.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Article 8 Representations and Warranties of Buyer

8.1 Scope

Buyer hereby makes the representations and warranties contained in this Article 8 to Seller and acknowledges that Seller is relying on such representations and warranties in connection with the sale of the Acquired Assets and the consummation of the Contemplated Transactions. Notwithstanding the foregoing, Seller acknowledges that the Buyer Disclosure Schedule set out in Schedule 8.1 sets out any disclosures in respect of, exceptions to, and exclusions from, the representations and warranties of Buyer contained in this Agreement and such disclosures, exclusions and exceptions are deemed to be incorporated into the applicable provisions of this Agreement to which the schedules specifically refer.

8.2 Organization and Good Standing; Articles and Bylaws

8.2.1	Buyer is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction of its incorporation, with full corporate power and authority to conduct its business as it is now conducted. Buyer has furnished Seller with true, correct and complete copies of Buyer’s Certificate and Articles of Incorporation and Bylaws, and all amendments thereto.

8.2.2	Aquinox US is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction of its incorporation, with full corporate power and authority to conduct its business as it is now conducted. Buyer has furnished Seller with true, correct and complete copies of Aquinox US’s Certificate of Incorporation and Bylaws, and all amendments thereto.

8.3 Enforceability; Authority; No Conflict

8.3.1	This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Upon the execution and delivery by Buyer of each agreement to be executed or delivered by Buyer at Closing (collectively, the “Buyer Closing Documents”) each of the Buyer Closing Documents will constitute the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its respective terms. Buyer has the corporate power and authority to execute and deliver this Agreement and the Buyer Closing Documents and to perform its obligations hereunder and thereunder, and such action has been duly authorized by all necessary corporate action.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3.2	Neither the execution, delivery or performance of this Agreement by Buyer nor the consummation of any of the Contemplated Transactions will: (i) give any Person the right to prevent, delay or otherwise interfere with any of the Contemplated Transactions; or (ii) violate any provision of Buyer’s Governing Documents, any resolution adopted by the board of directors or the shareholders of Buyer, or any Legal Requirement or Order to which Buyer may be subject. Buyer will not be required to obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

8.4 Legal Proceedings; Orders

There is no outstanding writ, judgment, stipulation, injunction, decree, determination, award or other Order of any Governmental Body against Buyer which if determined adversely against Buyer would impair Buyer’s ability to enter into, or to perform its obligations pursuant to, this Agreement.

8.5 Brokers or Finders

Buyer has not incurred any obligation or Liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with the Contemplated Transactions.

8.6 Capitalization; Authorization

8.6.1

Schedule 8.6 of the Buyer Disclosure Schedule contains a true and correct list of all securities (including outstanding warrants, options, agreements, convertible securities or other commitments to which Buyer or Aquinox US is or may become obligated to issue any shares of its capital stock or other securities) of Buyer or Aquinox US (including the amounts thereof) outstanding as of the Effective Time, and the holders of any interest in such securities. Immediately prior to the Effective Time, Buyer’s authorized capital stock will consist of (a) ten new common shares, (b) an unlimited number of Class A exchangeable preferred shares issuable in series of which an unlimited number of Series A-1 exchangeable preferred shares and an unlimited number of Series A-2 exchangeable preferred shares have been created, (c) an unlimited number of Common Exchangeable Shares, (d) an unlimited number of Canadian Special Voting Shares and (e) an unlimited number of non-voting preferred shares. Immediately prior to the Effective Time, Aquinox US’s authorized capital will consist of 42,271,088 Common Shares 72,728,912 shares of Preferred Stock, issuable in series, of which 17,667,773 shares of Series A-1 preferred stock, 10,545,451 shares of Series A-2 preferred stock, 10,031,412 shares of Series A-1 special voting stock, 5,454,544 shares of Series A-2 special voting stock and 29,029,732 US Common Special Voting Shares. All issued and outstanding shares of capital stock of Buyer and Aquinox US have been duly authorized, are validly issued, fully paid, and nonassessable, and are owned of record and beneficially by the shareholders and in the amounts set forth in Schedule 8.6 of the Buyer Disclosure Schedule.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Except as set forth in Schedule 8.6 of the Buyer Disclosure Schedule, (i) there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require Buyer or Aquinox US to issue, sell or otherwise cause to become outstanding any of its capital stock, and (ii) Buyer nor Aquinox US is a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any capital stock of such corporation.

8.6.2	The issuance, sale and delivery of the Payment Shares by Buyer and Aquinox US have been duly authorized by all requisite corporate action of Buyer and Aquinox US, and when so issued, sold and delivered as contemplated by this Agreement, each Payment Share will be validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or any other similar rights of any shareholder or shareholders of Buyer or any other Person.

8.6.3	As of the Closing, and the date of issuance of the Payment Shares as contemplated by Section 3.2.3, Buyer nor Aquinox US will be a reporting issuer or its equivalent in any jurisdiction.

8.6.4	No order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of Buyer or Aquinox US has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or, to the Knowledge of Buyer, are pending, contemplated or threatened by any regulatory authority. The foregoing representation and warranty of Buyer shall survive the Closing and be true as at the date of issuance of the Payment Shares as contemplated by Section 3.2.3 with the same force and effect as if it had been made by Buyer as at such date.

8.6.5	Buyer and Aquinox US has complied, and will comply, with all filing and other disclosure requirements under Canadian and United States Securities Laws in connection with the issuance of the Payment Shares.

8.6.6	Buyer covenants and agrees with Seller that is shall file all such forms and documents as may be required by Canadian and United States Securities Laws relating to the sale, issuance and delivery of the Payment Shares, and, without limiting the generality of the foregoing, shall include a Form 45-106F1 as prescribed by NI 45-106.

8.6.7

Except with respect to Securities Law matters relating to Seller’s residency in an International Jurisdiction and as otherwise disclosed in Schedule 8.6 of the Buyer Disclosure Schedule, the corporate and securities-related requirements for issuance of the Payment Shares set out in this Agreement (including the conditions set out in Section 3.8) are substantially similar to requirements that needed to be met by the current holders of Common Exchangeable Shares listed in Schedule 8.6 of the Buyer Disclosure Schedule in order to be issued

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

such shares and upon issuance of the Payment Shares to Seller, Seller will not be at a disadvantage to such other holders of Common Exchangeable Shares from a shareholder rights and obligations perspective (on a per share basis) by virtue of the terms and conditions of this Agreement.

8.7 Financial Information

Attached as Schedule 8.7 of the Buyer Disclosure Schedule are (a) the audited balance sheet of Aquinox US which incorporate by reference the financial operations of Buyer for the fiscal years ended December 31, 2008 and December 31, 2007 and the related statements of operations, changes in stockholders’ equity and cash flows for the fiscal years then ended; and (ii) the unaudited balance sheet of Buyer for the six-month period ended June 30, 2009 (collectively, the “Financial Statements”). The Financial Statements are true and correct in all material respects for the respective period then ended, are in accord with the books and records of Buyer and have been prepared in accordance with generally accepted accounting principles, consistently applied. The Financial Statements fairly present the financial condition, results of operations and cash flows of Aquinox US and Buyer as of the respective dates and for the respective periods indicated therein.

Article 9 Indemnification; Remedies

9.1 Survival

All representations, warranties, covenants and obligations in this Agreement and any certificate or document delivered pursuant to this Agreement shall survive the Closing and the consummation of the Contemplated Transactions. The right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations shall not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based upon the accuracy of any representation or warranty or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations. Except as otherwise specifically provided herein, the representations and warranties set forth in this Agreement shall terminate on the first anniversary of the Closing Date, except that this time limitation shall not apply to: (a) claims for breaches of the representations and warranties relating to Section 7.9, which representations and warranties shall survive for 6 years; and (b) claims for breaches of representations and warranties relating to Sections 7.2, 7.3.1, 7.4, 7.13, 7.14, 8.2, 8.3.1, 8.5 and 8.6 (those sections listed in clauses (a) and (b), collectively, the “Excluded Provisions”), which representations and warranties shall survive without limit.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.2 Indemnification and Reimbursement by Seller

Seller will indemnify, hold harmless and defend Buyer and its Representatives, shareholders, subsidiaries and Affiliates (collectively, the “Buyer Indemnified Persons”), and will reimburse Buyer Indemnified Persons for any loss, Liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys’ fees and expenses) or diminution of value, whether or not involving a Third-Party Claim (collectively, “Damages”), arising from or in connection with:

9.2.1	any breach of any representation and warranty made by Seller in this Agreement or any certificate, document, writing or instrument delivered by Seller pursuant to this Agreement;

9.2.2	any breach of any covenant or obligation of Seller in this Agreement or in any certificate, document, writing or instrument delivered by Seller pursuant to this Agreement;

9.2.3	any Liability arising out of the ownership or use of the Acquired Assets or the conduct of the Business prior to the Effective Time; or

9.2.4	any Retained Liabilities.

9.3 Bulk Sales Laws

Buyer hereby waives compliance by Seller with any applicable bulk sale or bulk transfer laws of any jurisdiction in connection with the sale of the Acquired Assets to Buyer. Notwithstanding the foregoing, Seller shall indemnify and hold harmless Buyer against any and all claims that may be asserted by any Third Party against Buyer as a result of noncompliance by Seller with any such bulk transfer laws.

9.4 Indemnification and Reimbursement by Buyer

Buyer will indemnify, hold harmless and defend Seller and its Representatives, shareholders, subsidiaries and Affiliates (collectively, the “Seller Indemnified Persons”), and will reimburse the Seller Indemnified Persons for Damages arising from or in connection with:

9.4.1	any breach of any representation and warranty made by Buyer in this Agreement or in any certificate, document, writing or instrument delivered by Buyer pursuant to this Agreement;

9.4.2	any breach of any covenant or obligation of Buyer in this Agreement or in any other certificate, document, writing or instrument delivered by Buyer pursuant to this Agreement; or

9.4.3	any Assumed Liabilities.

9.5 Limitations on Amount

9.5.1	Seller’s indemnification obligation under Section 9.2 and Buyer’s indemnification obligations under Section 9.4 shall be subject to the limitation that there shall be no obligation to indemnify under Sections 9.2.1 and 9.4.1, as the case may be, unless the aggregate of all Damages for which an Indemnified Person is entitled to indemnification thereunder exceeds US$100,000 (the “Threshold”), provided, that

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

.1	if an Indemnified Person’s Damages exceeds the Threshold, the Indemnifying Person shall be obligated to indemnify for the full amount of Damages; and

.2	the foregoing limitation shall not apply to amounts for which an Indemnified Person is otherwise entitled to indemnification pursuant to Sections 9.2.1 or 9.4.1, as the case may be, arising out of or relating to a breach of a representation and warranty set forth in the Excluded Provisions.

9.5.2	Seller shall not have any Liability with respect to claims under Section 9.2.1 for Damages with respect to such matters in excess of the amounts actually paid by Buyer to Seller in respect of the Purchase Price as of the date any such claim is made, provided, that the foregoing limitation shall not apply to amounts for which a Buyer Indemnified Person is otherwise entitled to indemnification pursuant to Section 9.2.1 arising out of or relating to a breach of a representation and warranty set forth in the Excluded Provisions.

9.5.3	Buyer shall not have any Liability with respect to claims under Section 9.4.1 for Damages with respect to such matters in excess of the amount of the Purchase Price remaining unpaid as of the date any such claim is made, provided, that the foregoing limitation shall not apply to amounts for which a Seller Indemnified Person is otherwise entitled to indemnification pursuant to Section 9.4.1 arising out of or relating to a breach of a representation and warranty set forth in the Excluded Provisions.

9.5.4	The Parties acknowledge and agree that in applying the limitations on Liability set out in Sections 9.5.2 and 9.5.3, the limitations shall apply to the aggregate of each Party’s Liability in respect to all claims for Damages made on or before a particular date, and not to each claim individually.

9.6 Third-Party Claims

9.6.1	Promptly after receipt by a Person entitled to indemnity under this Article 9 (an “Indemnified Person”) of notice of the assertion of a Third-Party Claim against it, such Indemnified Person shall give notice to the Person obligated to indemnify such Indemnified Person (an “Indemnifying Person”) of the assertion of such Third-Party Claim, provided, that the failure to notify the Indemnifying Person will not relieve the Indemnifying Person of any Liability that it may have to any Indemnified Person, except to the extent that the Indemnifying Person demonstrates that the defense of such Third-Party Claim is prejudiced by the Indemnified Person’s failure to give such notice.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.6.2	If an Indemnified Person gives notice to the Indemnifying Person pursuant to Section 9.6.1 of the assertion of a Third-Party Claim, the Indemnifying Person shall assume the defense of such Third-Party Claim with counsel reasonably satisfactory to the Indemnified Person, unless: (i) the Indemnifying Person is also a Person against whom the Third-Party Claim is made and the Indemnified Person determines in good faith that joint representation would be inappropriate; or (ii) the Indemnifying Person fails to provide reasonable assurance to the Indemnified Person of its financial capacity to defend such Third-Party Claim and provide indemnification with respect to such Third-Party Claim. If the Indemnifying Person assumes the defense of a Third-Party Claim, no compromise or settlement of such Third-Party Claims may be effected by the Indemnifying Person without the Indemnified Person’s Consent unless: (A) there is no finding or admission of any violation of Legal Requirement or any violation of the rights of any Person; (B) the sole relief provided is monetary Damages that are paid in full by the Indemnifying Person; and (C) the Indemnified Person shall have no Liability with respect to any compromise or settlement of such Third-Party Claims effected without its Consent. If notice is given to an Indemnifying Person of the assertion of any Third-Party Claim and the Indemnifying Person does not, within 15 Business Days after the Indemnified Person’s notice is given, give notice to the Indemnified Person of its assumption of the defense of such Third-Party Claim as provided for herein, the Indemnifying Person will be bound by any determination made in such Third-Party Claim or any compromise or settlement effected by the Indemnified Person.

9.6.3	Notwithstanding the foregoing, if an Indemnified Person determines in good faith that there is a reasonable probability that a Third-Party Claim may adversely affect it or its Affiliates other than as a result of monetary Damages for which it would be entitled to indemnification under this Agreement, the Indemnified Person may, by notice to the Indemnifying Person, assume the exclusive right to defend, compromise or settle such Third-Party Claim, but the Indemnifying Person will not be bound by any determination of any Third-Party Claim so defended for the purposes of this Agreement or any compromise or settlement effected without its Consent (which may not be unreasonably withheld or delayed).

9.6.4	With respect to any Third-Party Claim subject to indemnification under this Article 9: (i) both the Indemnified Person and the Indemnifying Person, as the case may be, shall keep the other Person fully informed of the status of such Third-Party Claim and any related Proceedings at all stages thereof where such Person is not represented by its own counsel; and (ii) the Parties agree (each at its own expense) to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any Third-Party Claim.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.6.5	With respect to any Third-Party Claim subject to indemnification under this Article 9, the Parties agree to cooperate in such a manner as to preserve in full (to the extent possible) the confidentiality of all Confidential Information and all applicable attorney-client and work-product privileges. In connection therewith, each Party shall: (i) use its commercially reasonable efforts, in respect of any Third-Party Claim in which it has assumed or participated in the defense, to avoid production of Confidential Information (consistent with applicable Legal Requirement and rules of procedure); and (ii) to the extent possible, make all communications between any Party and counsel responsible for or participating in the defense of any Third-Party Claim in a manner to preserve any applicable attorney-client or work-product privilege.

9.7 Guarantee

9.7.1	Guarantor hereby unconditionally, absolutely and irrevocably guarantees, and covenants to Buyer the full performance, observance, satisfaction and payment of, any and all obligations of Seller to Buyer under this Agreement and any agreements executed in connection herewith (the “Guaranteed Obligations”), provided that Seller is in breach of this Agreement and Buyer has provided a notice and demand in respect thereof to Seller and Guarantor, and subject to the limitations set forth in Section 9.5.

9.7.2	If any default shall be made in the performance, observance, satisfaction and payment of any of the Guaranteed Obligations, Guarantor covenants and agrees with Buyer to perform, observe, satisfy and pay to Buyer forthwith any and all of the Guaranteed Obligations in respect of which such default will have occurred and any interest that may be payable thereon, subject to the limitations set forth in Section 9.5.

9.7.3	The obligations and liabilities of Guarantor hereunder shall not be subject to any counterclaim, set off, deduction or defense based upon any claim Guarantor may have against Seller. Buyer acknowledges and confirms that Guarantor shall have the right, without limiting or waiving in any respect any rights or remedies available to Guarantor under this Agreement or otherwise, to set off and apply any amounts which may from time to time be owing by Buyer to Seller, including pursuant to this Section 9.7 against and in satisfaction of the payment of any indemnified claims under Section 9.4.

9.7.4	Until there has been full performance, observance, satisfaction and payment of all of the Guaranteed Obligations, the rights of Buyer and the obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected or impaired, terminated or prejudiced by, the dissolution, winding-up or other cessation of existence of Seller, the amalgamation of Seller with another corporation, the appointment of a custodian, liquidator, receiver or trustee in respect of the assets or undertaking, in whole or in part, of Seller, any arrangement, bankruptcy, composition, insolvency, liquidation, readjustment, receivership, reorganization or other similar proceeding or occurrence relating to Seller, or any assignment by Seller for the benefit of creditors.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.7.5	The foregoing guarantee shall be fully enforceable against Guarantor without Buyer first bringing legal process against or exhausting any remedy against Seller.

Article 10 Confidentiality

10.1 Existing Confidentiality Agreement

The Parties agree that the Orexo-Aquinox Confidentiality Agreement shall govern all disclosures of “Confidential Information” (as defined under that agreement) until the Closing, no Party shall make any public disclosures of its own “Confidential Information” relating to the Acquired Assets prior to the Closing and each Party shall continue to preserve and protect its own “Confidential Information” relating to the Acquired Assets in the same manner that it protects its other confidential information. Upon Closing, the Orexo-Aquinox Confidentiality Agreement shall automatically terminate and, from and after Closing, all “Confidential Information” relating to the Acquired Assets and disclosed thereunder shall be deemed to be Confidential Information of Buyer under this Agreement to use as it sees fit, subject to the terms of any applicable agreement. Seller shall treat all such Confidential Information in the same manner as other Confidential Information received from Buyer and the exception set out in Section 10.2.2 shall not apply to such Confidential Information.

10.2 Confidential Information

In this Agreement, “Confidential Information” shall mean any information or technology that is not generally available to the public and that is treated as confidential or proprietary by a Party or any of its Affiliates. Confidential Information shall not include, and the provisions set forth in this Article 10 regarding Confidential Information shall not apply (or will cease to apply), with respect to Confidential Information that:

10.2.1	is or hereafter becomes generally available to the public other than through an unauthorized act or omission or breach of this Agreement by the receiving Party; or

10.2.2	becomes available to the receiving Party from a Third Party, provided, that the source is not known (after due inquiry) by the receiving Party to be bound by a confidentiality agreement with or other obligation as to confidentiality, non-disclosure or non-use to, the disclosing Party or its Affiliates or Inflazyme Inc, Inflazyme Pharmaceuticals Ltd. or Inflazyme Pharmaceuticals Canada Inc.

Notwithstanding the foregoing, a combination of features shall not be deemed to be in the public domain or in the possession of the Party subject to confidentiality obligations hereunder merely because the individual features are separately found to be in the public domain or in such possession; the combination itself must be in the public domain or in such possession.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.3 Confidentiality Obligations

Each of the Parties covenants and agrees on behalf of itself and its Affiliates, and their respective employees, officers, directors and agents that they will not disclose to any Person not employed by it or not engaged to render services to it, and that they will not use for their benefit or the benefit of others, any Confidential Information of the other Party obtained by them either prior to the Closing or pursuant to ongoing covenants under this Agreement, and in particular Seller’s obligations under this Section 10.3 include any Confidential Information relating to the Acquired Assets or the conduct of the Business held by it prior to the Closing and transferred to Buyer at Closing as well as any Confidential Information provided by Buyer to Seller after the Closing pursuant to Section 3.7; provided, however, that this provision shall not preclude the Parties, their Affiliates and their respective employees, officers, directors and agents from use or disclosure of information if: (i) use or disclosure of such information shall be required by applicable Legal Requirement or Order of any Governmental Body (but only after notice to the other Party and affording such Party a reasonable opportunity to obtain confidentiality or protective arrangements to the extent reasonably available); or (ii) use or disclosure of such information is reasonably required in connection with any Proceeding against or involving the Parties or their Affiliates.

10.4 Acknowledgement

The Parties acknowledge that nothing in this Article 10 will restrict Buyer’s ability to use for its benefit, or for the benefit of others, all Confidential Information relating to the Acquired Assets or the conduct of the Business after the Closing.

Article 11 Termination

11.1 Termination

This Agreement may be terminated at any time:

11.1.1	by the mutual Consent of the Parties; or

11.1.2	by Seller on the one hand and Buyer on the other, if:

.1	in the case of Seller, Buyer shall (or in the case of Buyer, Seller shall) have breached any representation or warranty contained in this Agreement the result of which is that the conditions specified in Sections 4.2.1 or 4.3.1, as applicable, cannot be satisfied within 10 Business Days after written notice thereof;

.2	in the case of Seller, Buyer shall (or in the case of Buyer, Seller shall) have failed to comply in all material respects with any of its covenants and agreements contained in this Agreement to be complied with or performed by it prior to the Closing that, if capable of cure, has not been cured within 10 Business Days after written notice thereof;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

.3	a permanent injunction is entered, enforced or deemed applicable to this Agreement, which prohibits the consummation of the Contemplated Transactions and all appeals of such injunction shall have been taken and shall have been unsuccessful;

.4	any Governmental Body, the Consent of which is a condition to the obligation of such Party to consummate the Contemplated Transactions, shall have determined not to grant its Consent and all appeals of such determination shall have been taken and shall have been unsuccessful; or

.5	the Closing shall have not occurred on or prior to December 31, 2009.

11.2 Effect of Termination

Upon termination of this Agreement pursuant to Section 11.1, all rights of the Parties hereto shall cease and terminate, except for such rights as either Party may otherwise have for breach of contract, including rights for breach of any representations, warranties or covenants contained herein, and provided, that the provisions of Section 10.1 and Article 12 shall survive such termination.

Article 12 General Provisions

12.1 Expenses

Each party will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of its Representatives. If this Agreement is terminated, the obligation of each party to pay its own fees and expenses will be subject to any rights of such party arising from a breach of this Agreement by the other party.

12.2 Public Announcements

No party shall make any public statements, including any press releases, with regard to this Agreement and the Contemplated Transactions, without the prior written consent of Buyer and Seller, except as may be required by Legal Requirement. Buyer and Seller will jointly discuss and agree upon a statement to the public regarding this Agreement and Contemplated Transactions, and promptly following the Closing, Seller and/or Guarantor may issue such mutually acceptable public statement, provided that Seller and Guarantor agree not to disclose Buyer’s name or other information that may identify Buyer in any such public statement or press release, except as may be required by Legal Requirement.

12.3 Notices

All notices, Consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be given as follows: (a) by delivery to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); or (b) by

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

facsimile with confirmation of transmission, in each case to the following addresses, facsimile numbers and marked to the attention of the Person (by name or title) designated below (or to such other address, facsimile number or Person as a party may designate by notice to the other parties given in accordance with this Section 12.3):

if to Seller or Guarantor to: OREXO AB (publ.) P.O. Box 303 SE-751 05 Uppsala, Sweden Attention: Torbjörn Bjerke President and CEO Fax no.: +46 (0)18–780 88 88	with a copy to: WIGGIN AND DANA LLP 400 Atlantic Street Stamford, Connecticut 06901 U.S.A Attention: James F. Farrington, Jr. Fax no.: 203-363-7676

if to Buyer, to: AQUINOX PHARMACEUTICALS INC. Suite 600 – 555 West 12th Avenue Vancouver, B.C. CANADA V5Z 3X7 Attention: President and CEO Fax no.: 778-331-4486	with a copy to: FARRIS, VAUGHAN, WILLS & MURPHY LLP Suite 2500, 700 West Georgia St. PO Box 10026, Pacific Centre South Vancouver, B.C. CANADA V7Y 1B3 Attention: James P. Hatton Fax no.: 604-661-9349

12.4 Enforcement of Agreement

Each party acknowledges and agrees that the other parties would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that a breach of this Agreement might not be adequately compensated in all cases by monetary Damages alone. Accordingly, in addition to any other right or remedy to which a party may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

12.5 Waiver; Remedies Cumulative

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

exercise of any other right, power or privilege. To the maximum extent permitted by applicable Legal Requirement: (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other parties; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

12.6 Entire Agreement and Modification

This Agreement supersedes the Orexo-Aquinox Confidentiality Agreement and all prior agreements, whether written or oral, among the parties with respect to its subject matter and constitutes (along with the schedules and exhibits and other documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement among the parties with respect to its subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the parties.

12.7 Assignments, Successors, and No Third Party Rights

No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written Consent of the other parties, provided that Buyer may assign any of its rights or delegate any of its obligations under this Agreement without the consent of Seller to any of its Affiliates (including Aquinox US) or a purchaser of substantially all of the assets of the Business, upon delivery of written notice to Seller. In the event that Buyer assigns all of its rights or obligations under this Agreement to a purchaser of substantially all of the assets of the Business (other than an Affiliate of Buyer), Seller may, in its sole discretion, to the extent remaining unpaid at the time of such assignment, upon achievement of the Milestone set out in Section 3.2.3, elect to receive the US$250,000 Milestone payment thereunder in cash, in lieu of Payment Shares. Subject to the first sentence in this Section 12.7, this Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to this Section 12.7.

12.8 Severability

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.9 Governing Law

This Agreement will be governed by and construed under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without regard to conflicts-of-laws principles that would require the application of any other law.

12.10 Dispute Resolution

Any dispute, controversy or claim between the Parties arising out of or in connection with this Agreement, or breach, termination or invalidity thereof, shall be resolved through binding arbitration conducted under the London Court of International Arbitration in accordance with its then prevailing commercial rules of arbitration (the “Rules”), except as modified in this Agreement. A Party may initiate arbitration by written notice to the other Party of its intention to arbitrate, and such demand notice shall specify in reasonable detail the nature of the dispute. Each Party shall select one arbitrator, and the two arbitrators so selected shall choose a third arbitrator. All three arbitrators shall serve as neutrals and have at least 10 years of: (a) dispute resolution experience; or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one arbitrator shall satisfy the foregoing experience requirement under clause (b). Notwithstanding anything to the contrary in this Section 12.10, in the event of a dispute regarding the prosecution and maintenance activities with respect to Patents described in this Agreement at least one arbitrator shall have expertise in patent law. If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third arbitrator, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The arbitration proceedings shall be conducted in London, England. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be submitted in English translation accompanied by the original or a true copy thereof. Each Party agrees to use reasonable efforts to make all of its current employees available to the extent determined by the tribunal to be reasonably needed. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than 30 days after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, notwithstanding any provision of applicable law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against any Party. The Parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction or other interim or conservatory relief, as necessary, without breaching these arbitration provisions and without abridging the powers of the arbitrators. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability. The Parties agree that: (i) they shall share equally the fees and expenses of the arbitrators; and (ii) each Party shall bear its own attorneys’ fees and associated costs and expenses.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.11 Execution of Agreement

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and Closing documents and of signature pages hereof and thereof by facsimile or electronic transmission shall constitute effective execution and delivery thereof as to the parties and may be used in lieu of the originals for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

12.12 Force Majeure

Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure. In event of such Force Majeure event, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

BIOLIPOX AB (publ.) by its authorized signatory:		AQUINOX PHARMACEUTICALS INC. by its authorized signatory:

By:	/s/ Torbjörn Bjerke	By:	/s/ David Main
Name:	Torbjörn Bjerke	Name:	David Main
Title:	President & CEO	Title:	President and Chief Executive Officer
OREXO AB (publ.) by its authorized signatory:
By:	/s/ Torbjörn Bjerke
Name:	Torbjörn Bjerke
Title:	President & CEO

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 2.1

ACQUIRED ASSETS

The Acquired Assets shall include the following assets:

(a)	all Intellectual Property of every kind and nature exclusively or principally related to the Compounds, including:

(i)	all Patents, Trademarks, Trade Secrets, and Copyrights, including those listed in Schedule 7.8.2 of the Seller Disclosure Schedule;

(ii)	all claims and rights in respect of any past infringement or misappropriation of such Intellectual Property by Third Parties;

(iii)	all rights under any Contracts by and between inventors of such Intellectual Property and Seller; and

(iv)	the goodwill of or relating to such Intellectual Property.

(b)	all Governmental Authorizations of Seller exclusively or principally relating to the Acquired Assets, including all INDs, orphan drug designations, marketing authorizations, notices of submission, notices of compliance, new drug applications, and drug master files, and all correspondence and documentation related thereto;

(c)	all rights under any Assumed Contracts;

(d)	all Records of Seller exclusively or principally relating to the Acquired Assets; and

(e)	all inventories owned by Seller of the Compounds, intermediates and other materials used in the discovery, development, manufacture or quality control of any of the Compounds, including all cell lines, compound libraries, mouse and other animal models, clones, constructs, assays, reference standards and reagents.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 2.3

Exceptions to Assumed Liabilities

1.	Buyer shall have no liability in respect of any obligations of Biolipox under the Consent to Assignment of License Agreement among Inflazyme Inc., Biolipox AB (publ.), The University of British Columbia and The University of Alberta dated November 16, 2007.

2.	Buyer shall have no liability in respect of any obligations of Biolipox under the Biolipox-Inflazyme Asset Purchase Agreement.

Assumed Contracts

See Schedule 7.10.1 for all Contracts

See Schedule 7.3.3 for Restricted Contracts forming part of Assumed Contracts

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 3.3

ALLOCATION OF PURCHASE PRICE

Technology	Percentage of Purchase Price
LSAID	100%
Tangible Personal Property	0%

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.3.3

SELLER DISCLOSURE SCHEDULE

CONSENTS

Assumed Contracts requiring Third Party Consents:

1.	UBC/UA License Agreement.

Required Third Party Consents

1.	Consent from University of British Columbia and University of Alberta to assign the following patents pursuant to the UBC/UA License Agreement.

Patents requiring consent for assignment:

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	08/893,575 6,046,185	07/10/1997 04/04/2000 07/12/2016	60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402A1 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	08/679,642	07/12/1996	60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402D1 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	09/471,827 6,706,701	12/23/1999 03/16/2004 07/12/2016	08/893,575 filed 10/10/1997 08/679,642 filed 07/12/1996 60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402C1 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	10/703,155 7,067,682	11/06/2003 06/27/2006 07/12/2016	09/471,827 filed 12/23/99 08/893,575 filed 07/10/97 08/679,642 filed 07/12/96 60/023,450 filed 07/11/ 1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)	Maintenance fee due 12/27/2009

402D2 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	10/703,153 6,949,533	11/06/2003 09/27/2005 09/24/2013	09/471,827 filed 12/23/1999 08/893,575 filed 7/10/1997 08/679,642 filed 07/12/96 60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)	Maintenance fee due 9/28/09

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines

402C2 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	11/285,779	11/22/2005	10/703,155 filed 11/06/03 09/471,827 filed 12/23/1999 08/893,575 filed 7/10/1997 08/679,642 filed 07/12/96 60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402PC PCT	POLYOXYGENATED STEROIDS	PCT/CA97/00490	07/11/1997	60/023450 filed 7/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402EP Regional EPO	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002	60/023,450 filed 07/11/1996 (Regional Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

40201EP Regional EPO	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	02025269.8	07/11/1997	60/023,450 filed 07/11/1996 08/679,642 filed 07/12/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402AT EPC registered patent Austria	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402AU National Australia	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	33323/97 722815	07/11/1997 11/23/2000 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402BE EPC registered patent Belgium	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402BR National Brazil	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	PI9710353-5	07/11/1997	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402CA National Canada	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	2259981	07/11/1997	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402CH EPC registered patent Switzerland	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402CN National China	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97195531.X	07/11/1997	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402CN1 Divisional China	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	200710305916.8	12/27/2007	60/023,450 filed 07/11/1996; 97195531.X filed 7/11/1997 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402DE EPC registered patent Germany	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402ES EPC registered patent Spain	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402FR EPC registered patent France	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402GB EPC registered patent United Kingdom	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402GR EPC registered patent Greece	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402HK Extension of EP Hong Kong	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	99105463.9	04/02/2003	60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402IE EPC registered patent Republic of Ireland	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402IT EPC registered patent Italy	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402JP National Japan	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	9-535644	07/11/1997	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402KR National South Korea	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	10-1999-7000116 533436	07/11/1997 11/29/2005 07/11/2017	60/023450 filed 7/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402LU EPC registered patent Luxembourg	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402MC EPC registered patent Monaco	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402MX National Mexico	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	9900444 213301	07/11/1997 03/18/2003 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

40201MX Non-PCT filing Mexico	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	2002/008618	09/03/2002	60/023,450 filed 07/11/1996 08/679,642 filed 07/12/1996 PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402NL EPC registered patent Netherlands	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402NZ National New Zealand	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	333731 333731	07/11/1997 01/11/2001 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402RU National Russian Federation	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	99103025 2196143	07/11/1997 01/10/2003 07/11/2017	60/023450 filed 7/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402SE EPC registered patent Sweden	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023450 filed 7/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402SG National Singapore	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	9806198-9 60914	07/11/1997 02/21/2002 07/11/2017	60/023,450 filed 7/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.6.3

SELLER DISCLOSURE SCHEDULE

GOVERNMENTAL AUTHORIZATIONS

None.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.8.2

SELLER DISCLOSURE SCHEDULE

INTELLECTUAL PROPERTY

Trademarks:

None.

Patents:

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
401 Non-provisional United States	CONTIGNASTEROL, AND RELATED 3-ALPHA HYDROXY-6-ALPHA HYDROXY-7-BETA 15-DETO-14-BETA STEROIDS USEFUL AS ANTI-INFLAMATORY AND ANTI-THROMBOSIS AGENTS	07/996,599	12/24/1992		licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
401C1 Non-provisional United States	CONTIGNASTEROL, AND RELATED 3-ALPHA HYDROXY-6-ALPHA HYDROXY-7-BETA 15-DETO-14-BETA STEROIDS USEFUL AS ANTI-INFLAMATORY AND ANTI-THROMBOSIS AGENTS	08/226,179 5,506,221	04/12/1994 04/09/1996 12/21/2013	07/996,599 filed 12/24/1992	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401US National United States	CONTIGNASTEROL COMPOUNDS AND PHARMACEUTICAL COMPOSITIONS COMPRISING THE SAME	08/464,758 5,646,138	09/05/1995 07/08/1997	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401PC PCT	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	PCT/ CA93/00558	12/21/1993	CA/ 2,086,221 filed 12/23/1992	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401AT EPC registered patent Austria	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	~~CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)~~	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
401AU National Australia	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/56913 673405	12/21/1993 02/26/1997	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401BE EPC registered patent Belgium	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/92 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401CA National Canada	CONTIGNASTEROL, AND RELATED 3-ALPHA HYDROXY-6-ALPHA HYDROXY-7-BETA 15-DETO-14-BETA STEROIDS USEFUL AS ANTI-INFLAMATORY AND ANTI-THROMBOSIS AGENTS	2152621 2152621	12/21/1993 10/31/2000 12/21/2013	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)	Annuity due 12/21/2009

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
40101CA National Canada	CONTIGNASTEROL, AND RELATED 3-ALPHA HYDROXY-6-ALPHA HYDROXY-7-BETA 15-DETO-14-BETA STEROIDS USEFUL AS ANTI-INFLAMATORY AND ANTI-THROMBOSIS AGENTS	2086221 2086221	12/23/1992 07/15/2003 12/23/2012		licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)	Annuity due 12/23/2009

401CH EPC registered patent Switzerland	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401DE EPC registered patent Germany	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	02/04/1998	CA/ 2,086,221 filed 12/23/1992	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401DK EPC registered patent Denmark	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
401EP Regional EPO	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (Regional Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401ES EPC registered patent Spain	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401FR EPC registered patent France	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401GB EPC registered patent United Kingdom	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401GR EPC registered patent Greece	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
401IE EPC registered patent Republic of Ireland	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401IT EPC registered patent Italy	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401JP National Japan	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	06-514641 3366639	12/21/1993 11/01/2002	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401LU EPC registered patent Luxembourg	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401MC BEPC registered patent Monaco	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/ 2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
401NL EPC registered patent Netherlands	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401PT EPC registered patent Portugal	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

401SE EPC registered patent Sweden	PHARMACEUTICAL COMPOSITIONS COMPRISING CONTIGNASTEROL COMPOUNDS	94/902581.1 0675721	12/23/1993 02/04/1998	CA/2,086,221 filed 12/23/1992 (National Phase of PCT/ CA93/00558 filed 12/21/1993)	licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	08/893,575 6,046,185	07/10/1997 04/04/2000 07/12/2016	60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402A1 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	08/679,642	07/12/1996	60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402D1 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	09/471,827 6,706,701	12/23/1999 03/16/2004 07/12/2016	08/893,575 filed 10/10/1997 08/679,642 filed 07/12/1996 60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402C1 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	10/703,155 7,067,682	11/06/2003 06/27/2006 07/12/2016	09/471,827 filed 12/23/99 08/893,575 filed 07/10/97 08/679,642 filed 07/12/96 60/023,450 filed 07/11/ 1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)	Maintenance fee due 12/27/2009

402D2 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	10/703,153 6,949,533	11/06/2003 09/27/2005 09/24/2013	09/471,827 filed 12/23/1999 08/893,575 filed 7/10/1997 08/679,642 filed 07/12/96 60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)	Maintenance fee due 9/28/09

402C2 Non-provisional United States	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	11/285,779	11/22/2005	10/703,155 filed 11/06/03 09/471,827 filed 12/23/1999 08/893,575 filed 7/10/1997 08/679,642 filed 07/12/96 60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402PC PCT	POLYOXYGENATED STEROIDS	PCT/ CA97/00490	07/11/1997	60/023450 filed 7/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402EP Regional EPO	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002	60/023,450 filed 07/11/1996 (Regional Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

40201EP Regional EPO	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	02025269.8	07/11/1997	60/023,450 filed 07/11/1996 08/679,642 filed 07/12/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402AT EPC registered patent Austria	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402AU National Australia	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	33323/97 722815	07/11/1997 11/23/2000 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402BE EPC registered patent Belgium	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402BR National Brazil	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	PI9710353-5	07/11/1997	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402CA National Canada	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	2259981	07/11/1997	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402CH EPC registered patent Switzerland	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402CN National China	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97195531.X	07/11/1997	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402CN1 Divisional China	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	200710305916.8	12/27/2007	60/023,450 filed 07/11/1996; 97195531.X filed 7/11/1997 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402DE EPC registered patent Germany	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402ES EPC registered patent Spain	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402FR EPC registered patent France	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402GB EPC registered patent United Kingdom	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402GR EPC registered patent Greece	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402HK Extension of EP Hong Kong	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	99105463.9	04/02/2003	60/023,450 filed 07/11/1996	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402IE EPC registered patent Republic of Ireland	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402IT EPC registered patent Italy	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402JP National Japan	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	9-535644	07/11/1997	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402KR National South Korea	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	10-1999-7000116 533436	07/11/1997 11/29/2005 07/11/2017	60/023450 filed 7/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402LU EPC registered patent Luxembourg	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402MC EPC registered patent Monaco	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402MX National Mexico	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	9900444 213301	07/11/1997 03/18/2003 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

40201MX Non-PCT filing Mexico	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	2002/008618	09/03/2002	60/023,450 filed 07/11/1996 08/679,642 filed 07/12/1996 PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
402NL EPC registered patent Netherlands	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402NZ National New Zealand	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	333731 333731	07/11/1997 01/11/2001 07/11/2017	60/023,450 filed 07/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402RU National Russian Federation	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	99103025 2196143	07/11/1997 01/10/2003 07/11/2017	60/023450 filed 7/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402SE EPC registered patent Sweden	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	97929071.5 0917534	07/11/1997 12/04/2002 07/11/2017	60/023450 filed 7/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

402SG National Singapore	6,7-OXYGENATED STEROIDS AND USES RELATED THERETO	9806198-9 60914	07/11/1997 02/21/2002 07/11/2017	60/023,450 filed 7/11/1996 (National Phase of PCT/CA97/00490 filed 07/11/1997)	joint owner and licensee	UBC/UA License Agreement April 1, 1993 as amended February 18, 1998. University of British Columbia University of Alberta Biolipox AB (publ) (assignee)

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
406P1 Provisional United States	STEROID COMPOUNDS WITH 6/7-HYDROGEN SUBSTITUTION AND USES THEREOF				not filed	N/A

407P1 Provisional United States	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	60/200,617	04/28/00		owner	N/A

407 Non-provisional United States	3-NITROGEN-6, 7-DIOXYGEN STEROIDS AND USES RELATED THERETO	09/845,775 6,635,629	04/30/2001 10/21/2003 04/30/2021	60/200,617 filed 04/28/2000	owner	N/A

407C1 Non-provisional United States	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	10/624,946 7,112,580	07/21/2003 09/26/2006 08/20/2021	09/845,775 filed 04/30/2001 60/200,617 filed 04/28/2000	owner	N/A

407C2 Non-provisional United States	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	11/474,066	06/23/2006	10/624,946 filed 07/21/2003 09/845,775 filed 04/30/2001 60/200,617 filed 04/28/2000	owner	N/A

407C3 Non-provisional United States	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	11/496,052	07/28/2006	10/624,946 filed 07/21/2003 09/845,775 filed 04/30/2001 60/200,617 filed 04/28/2000	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407USPC National United States	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	10/258,950	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00345 filed 03/16/2001)	owner	N/A

407PC PCT	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	PCT/ CA01/00581	04/30/2001	60/200,617 filed 04/28/2000	owner	N/A

407AE National United Arab Emirates	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	P327/2002	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407AP National African Regional Industrial Property Organization	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2002/002659	04/30/2001	60/200,617 filed 04/28/2000 (Regional Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407AT EPC registered patent Austria	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407AU National Australia	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2001252084 2001252084	04/30/2001 10/19/2006 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407BA National Bosnia-Hercegovina	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	BAP021257A	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407BE EPC registered patent Belgium	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407BG National Bulgaria	3-NITROGEN-6,7DIOXYGEN STEROIDS AND USES RELATED THERETO	107289	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407BR National Brazil	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	PI0110419-5	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407CA National Canada	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2418748	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A	Annuity and reinstatement fee due 4/30/2010

407CH National Switzerland	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407CN National China	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01810167.4 01810167.4	04/30/2001 08/10/2005 04/30/2021	60/200,617 filed 04/28/2000	owner	N/A

407CO National Colombia	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	02106292	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407CR National Costa Rica	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO		04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407CZ National Czech Republic	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	3568-2002	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407DE EPC registered patent Germany	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407DK EPC registered patent Denmark	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407DZ National Algeria	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	020288 3355	04/30/2001 06/07/2005 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407EE National Estonia	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	P200200613	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407EP Regional EPO	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (Regional Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A	Annuities due 10/30/2009

407ES EPC registered patent Spain	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407FI EPC registered patent Finland	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407FR EPC registered patent France	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407GB EPC registered patent United Kingdom	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407GR EPC registered patent Greece	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407HK Extension of EP Hong Kong	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	03102993.0	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407HR National Croatia	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	P20020944A	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407HU National Hungary	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	P0300908	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407ID National Indonesia	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	W-00200202713	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407IE EPC registered patent Ireland	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407IL National Israel	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	152448	04/30/2001 04/01/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407IN National India	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01546/Mum/02	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407IT EPC registered patent Italy	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407JP National Japan	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2001-580936	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407KR National South Korea	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND PHARMACEUTICAL COMPOSITION COMPRISING SAID COMPOUND	10-2002-7014524	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407LU EPC registered patent Luxembourg	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407MA National Morocco	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	26916 25808	04/30/2001 01/07/2003 11/20/2022	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407MC EPC registered patent Monaco	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407MX National Mexico	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2002/010645 240629	04/30/2001 09/29/2006 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407MX1 Divisional Mexico	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	PA/a/ 2006/009236	04/30/2001	2002/010645 filed 04/30/2001 60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407MX2 Divisional Mexico	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	PA/a/ 2006/011045	04/30/2001	2002/010645 filed 04/30/2001 60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407NL EPC registered patent Netherlands	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407NO National Norway	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	20025106	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407NZ National New Zealand	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	522181 522181	04/30/2001 08/11/2005 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407OA National Africa	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	1200200328	04/03/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407PL National Poland	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	P365798	04/03/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407PT EPC registered patent Portugal	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 02/14/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407RU National Russian Federation	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2002131941 2291873	04/30/2001 07/10/2006 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407SE EPC registered patent Sweden	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	01925262.6 1278763	04/30/2001 01/20/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407SG National Singapore	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	200206535-7 92573	04/30/2001 11/30/2004 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407SK National Slovakia	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2002-1569	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407UA National Ukraine	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2002119460 79229	04/30/2001 06/11/2007 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407VN National Vietnam	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	1-2002-01082 5632	04/30/2001 05/09/2006 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
407YU National Serbia and Montenegro	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	P-881/02	04/30/2001	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407ZA National South Africa	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2002/8631 2002/8631	04/30/2001 04/28/2004 04/30/2021	60/200,617 filed 04/28/2000 (National Phase of PCT/CA01/00581 filed 04/30/2001)	owner	N/A

407CL Non-PCT filing Chile	3-NITROGEN-6,7-DIOXYGEN STEROIDS AND USES RELATED THERETO	2004-0435	03/04/2004	60/200,617 filed 04/28/2000	owner	N/A

409P1 Provisional United States	PROCESS DEVELOPMENT AND MANUFACTURE OF 5-PROGEST-17(20)-ENE-3,6,7-TROIL AND (Z)-3,6,7-TRIHYDROXY-17(20) PREGENE	60/135,346	05/21/1999		owner	N/A

409P2 Provisional United States	PROCESS DEVELOPMENT AND MANUFACTURE OF 5A-PROGEST-17 (20)-ENE-3A, 6A, 7B-TROIL & (Z)-3B, 6A, 7B-TRIHYDROXY-17 (20) PREGENE	60/205,703	05/19/2000		owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
409P3 Provisional United States	PROCESS DEVELOPMENT AND MANUFACTURE OF 5A-PROGEST-17 (20)-ENE-3A, 6A, 7B-TROIL & (Z)-3B, 6A, 7B-TRIHYDROXY-17 (20) PREGENE	60/293,013	05/22/2001		owner	N/A

409 Non-provisional United States	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	10/154,432 6,696,580	05/22/2002 02/24/2004 05/22/2022	60/293,013 filed 05/22/2001	owner	N/A

409D1 Non-provisional United States	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	10/744,857 6,982,329	12/22/2003 01/03/2006	60/293,013 filed 05/22/2001	owner	N/A	Maintenance fees due 1/4/2010

409USPC National United States	PROCESS FOR THE PRODUCTION OF 6,7-DIHYDROXY STEROID COMPOUNDS BY ALLYLIC OXIDATION OF STEROID-5-ENE COMPOUNDS TO STEROID-5-ENE-7-ONE COMPOUNDS FOLLOWED BY HYDROBORATION AND OXIDATION AND INTERMEDIATES OF THIS PROCESS	10/478,581	05/22/2002	60/293,013 013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
409PC PCT	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	PCT/ CA02/00728	05/22/2002	60/293,013 filed 05/22/2001	owner	N/A

409AU National Australia	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	2002257453	05/22/2002	60/293,013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

409CA National Canada	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	2447780	05/22/2002	60/293,013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

409EP Regional EPO	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	02727121.2	05/22/2002	60/293,013 filed 05/22/2001 (Regional Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

409JP National Japan	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	2002-591522	05/22/2002	60/293,013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

409KR National South Korea	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	1020037015243	05/22/2002	60/293,013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

409MX National Mexico	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	2003/010585	05/22/2002	60/293,013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
409NO National Norway	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	20035180	05/22/2002	60/293,013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

409NZ National New Zealand	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	529576 529576	05/22/2002 22/09/2006	60/293,013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

409NZ1 Divisional New Zealand	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	546612	05/22/2002	529576 filed 05/22/2002 (409NZ) 60/293,013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

409ZA National South Africa	PROCESS IMPROVEMENTS IN STEROID CHEMISTRY	2003/8967 2003/8967	05/22/2002 11/24/2004 05/22/2022	60/293,013 filed 05/22/2001 (National Phase of PCT/CA02/00728 filed 05/22/2002)	owner	N/A

410P1 Provisional United States	102 COMPOUND				owner	N/A

411P1 Provisional United States	CYCLOPENTA-NAPHTHALENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/434,791	12/18/2002		owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
411P2 Provisional United States	CYCLOPENTA-NAPHTHALENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/531,516	12/18/2003		owner	N/A

411P3 Provisional United States	CYCLOPENTA-NAPHTHALENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/638,725	12/23/2004		owner	N/A

411P4 Provisional United States	CYCLOPENTA-NAPHTHALENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/754,560	12/27/2005		owner	N/A

411P5 Provisional United States	CYCLOPENTA-NAPHTHALENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/882,283	12/28/2006		owner	N/A

411P6 Provisional United States	CYCLOPENTA-NAPHTHALENE DERIVATIVES AS PHARMACEUTICAL AGENTS	61/017,553	12/29/2007		owner	N/A

412P1 Provisional United States	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/463,216	04/15/2003		owner	N/A

412 Non-provisional United States	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	10/825,084	04/15/2004	60/463,216 filed 04/15/2003	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
412PC PCT	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	CA2004/000566	04/15/2004	60/463,216 filed 04/15/2003	owner	N/A

412AU National Australia	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	2004-229598	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412BR National Brazil	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	PI0409376-3	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412CA National Canada	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	2521883	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412CN National China	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	0480016607.3	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412EP Regional Europe	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	04727484.0	04/15/2004	60/463,216 filed 04/15/2003 (Regional Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412HK Extension of CN China	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	07100639.0	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
412JP National Japan	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	2006-504111	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412KR National Korea	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	10-05-7019693	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412MX National Mexico	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	A/ 2005/011212	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412NO National Norway	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	2005-4787	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412NZ National New Zealand	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	542962	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

412RU National Russian Federation	IDENE DERIVATIVES AS PHARMACEUTICAL AGENTS	2005135439	04/15/2004	60/463,216 filed 04/15/2003 (National Phase of PCT/CA2004/000566 filed04/15/2004)	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
413P1 Provisional United States	PHENANTHRENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/434,561	12/18/2002		owner	N/A

413P2 Provisional United States	PHENANTHRENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/531,068	12/18/2003		owner	N/A

413P3 Provisional United States	PHENANTHRENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/638,010	12/21/2004		owner	N/A

413P4 Provisional United States	PHENANTHRENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/753,435	12/22/2005		owner	N/A

413P5 Provisional United States	PHENANTHRENE DERIVATIVES AS PHARMACEUTICAL AGENTS	60/871,870	12/26/2006		owner	N/A

413P6 Provisional United States	PHENANTHRENE DERIVATIVES AS PHARMACEUTICAL AGENTS	61/017,047	12/27/2007		owner	N/A

414P1 Provisional United States	COMPOUNDS AS ANTI-INFLAMMATORY AGENTS: A/D-RINGS OPENED				owner	N/A

415P1 Provisional United States	BICYCLIC DERIVATIVES AS PHARMACEUTICAL AGENTS	60/463,247	04/15/2003		owner	N/A

415P2 Provisional United States	BICYCLIC DERIVATIVES AS PHARMACEUTICAL AGENTS	60/561,928	04/14/2004		owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
415P3 Provisional United States	BICYCLIC DERIVATIVES AS PHARMACEUTICAL AGENTS	60/672,203	04/15/2005		owner	N/A

415P4 Provisional United States	BICYCLIC DERIVATIVES AS PHARMACEUTICAL AGENTS	60/792,563	04/17/2006		owner	N/A

415P5 Provisional United States	BICYCLIC DERIVATIVES AS PHARMACEUTICAL AGENTS	60/912,607	04/18/2007		owner	N/A

415P6 Provisional United States	BICYCLIC DERIVATIVES AS PHARMACEUTICAL AGENTS	61/046,661	04/21/2008		owner	N/A

415P7 Provisional United States	BICYCLIC DERIVATIVES AS PHARMACEUTICAL AGENTS	61/171,727	04/22/2009		owner	N/A

416P1 Provisional United States	COMPOUNDS AS ANTI-INFLAMMATORY AGENTS: A/B-RINGS OPENED				owner	N/A

417USPC National United States	CRYSTALLINE FORMS OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	10/575,689	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (National Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
417PC PCT	FORMES CRISTALLINES DU CHLORHYDRATE DE 3-BETA-AMINO, 17-METHYLENE, ANDROSTANE-6-ALPHA, 7-BETA-DIOL	IB2004/003426	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003	owner	N/A

417FR Non-PCT filing France	CRYSTALLINE FORMES OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	0312257	10/20/2003		owner	N/A

417AU National Australia	CRYSTALLINE FORMS OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	2004281998	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (National Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

417CA National Canada	CRYSTALLINE FORMS OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	2542821	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (National Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
417CN National China	CRYSTALLINE FORMES OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	200480035138.X	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (National Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

417EP Regional EPO	CRYSTALLINE FORMES OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	04769678.6	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (Regional Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

417IN National India	CRYSTALLINE FORMS OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	2228/DELNP/ 2006	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (National Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

417JP National Japan	CRYSTALLINE FORMES OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	2006-534854	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (National Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

Reference No. Application Type Country	Title	Appl. No. Patent No.	Appl. Date Issue Date Expiration Date	Priority Applications	Seller’s Interest	License Name License Date Parties	Deadlines
417KR National Republic of Korea	CRYSTALLINE FORMES OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	10-2006-7009800	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (National Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

417MX National Mexico	CRYSTALLINE FORMES OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	PA/A/ 2006/005679	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (National Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

417RU National Russian Federation	CRYSTALLINE FORMES OF 3-BETA-AMINO 17-METHYLENE ANDROSTANE-6-ALPHA 7-BETA-DIOL HYDROCHLORIDE	2006117320	10/20/2004	60/512,679 filed 10/20/2003 FR 0312257 filed 10/20/2003 (National Phase of PCT/ IB2004/003426 filed 10/20/2004 [.417PC])	owner	N/A

Licenses:

1.	UBC/UA License Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.8.3

SELLER DISCLOSURE SCHEDULE

INTELLECTUAL PROPERTY CLAIMS

None.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.8.5

SELLER DISCLOSURE SCHEDULE

INTELLECTUAL PROPERTY LICENSES

1.	Biological Activity Profiling Agreement between Inflazyme Pharmaceuticals Ltd. and BioSeek, Inc. dated June 23rd, 2006.

2.	UBC/UA License Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.8.6

SELLER DISCLOSURE SCHEDULE

INTELLECTUAL PROPERTY PAYMENT OBLIGATIONS

1.	Future fees for any additional work on the Compounds under the Biological Activity Profiling Agreement between Inflazyme Pharmaceuticals Ltd. and BioSeek, Inc. dated June 23rd, 2006.

2.	License fees and payments under the UBC/UA License Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.10.1

SELLER DISCLOSURE SCHEDULE

CONTRACTS AND PREMISES

List of Contracts:

1.	UBC/UA License Agreement.

2.	Assignment Agreement between Inflazyme Pharmaceuticals Ltd. and Biolipox AB dated November 16, 2007.

3.	CRO Contracts:

Parties: Inflazyme Pharmaceuticals Ltd. and	Contract No.	Title of Contract	Date
Aptuit Inc.	HAA00269	General GMP Warehouse Storage of IPL512,602	January 11, 2005

Aptuit Inc.	TBA09255	Setup, Testing, Storage and Distribution of IPL512,602 Acetic Acid Salt via Salt Conversion Route Analytical Reference Standard	August 9, 2005

Aptuit Inc.	ZNA02466	Re-Crystallization of IPL512,602 HCl Reference Standard Material	June 29, 2006

Aptuit Inc.	ZNA05113	Performing the Release and Stability of IPL512,602	November 7, 2006

Bioseek Inc.		Biological Activity Profiling Agreement	June 23, 2006

Premier Research Group PLC	IPL512,602/200C (IM-05-073) /IZP05001	Clinical Research Services in Support of the IPL512,602/2002C Study IM-05-073 (CAPSICS)	April 5, 2006

Premier Research Group PLC	IPL512,602/200C (IM-05-073) /IZP06001	Clinical Research Services in Support of the IPL512,602/2002 Study IM-05-073 “Validation Study”	April 21, 2006

Locations of Assets:

Biolipox AB is located at Solna, Uppsala, Sweden.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.10.2

SELLER DISCLOSURE SCHEDULE

DISPUTES

None.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.12.3

UNRELATED CONTRACTS

The following Contracts referenced under the Biolipox-Inflazyme Asset Purchase Agreement do not relate to the LSAIDs:

1.	Material Transfer Agreement between Inflazyme Pharmaceuticals Ltd. and Helicon Therapeutics, Inc. dated August 9, 2000.

2.	Non-Exclusive License Agreement between AVANT Immunotherapeutics, Inc. and Adprotech Limited dated March 10, 2004, as amended by letter dated March 10, 2004.

3.	Material Transfer Agreement between IZP and Novartis Institutes for BioMedical Research, Inc. dated June 21, 2007, as amended.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8.1

BUYER DISCLOSURE SCHEDULE

Exception to Section 8.3.2

Certain consents will be required under the Shareholders’ Agreement dated June 8, 2007 between Aquinox Pharmaceuticals Inc., Aquinox Pharmaceuticals (USA) Inc. and certain shareholders of Aquinox Pharmaceuticals Inc. and Aquinox Pharmaceuticals (USA) Inc., as amended from time to time, in connection with the execution, delivery or performance of this Agreement, including, without limitation, Series A Investors’ Approval (as defined in such shareholders’ agreement) of this Agreement.

SCHEDULE 8.6

BUYER DISCLOSURE SCHEDULE

CAPITALIZATION

Set below are lists of all securities (including outstanding warrants, options, agreements, convertible securities or other commitments to which Aquinox Pharmaceuticals Inc. or Aquinox Pharmaceuticals (USA) Inc. may become obligated to issue any shares of its capital stock or other securities) of Aquinox Pharmaceuticals Inc. and Aquinox Pharmaceuticals (USA) Inc. outstanding as of the Effective Time, and the holders of any interest in such securities.

Issued and Outstanding Shares of Aquinox Pharmaceuticals Inc.

Shareholders	No. New Common Shares	No. of Common Exchangeable Shares Held	No. of Special Voting Shares Held	No. of Series A-1 Exchangeable Shares	No. of Series A-2 Exchangeable Shares	No. of Non- Voting Preferred Shares
David J. Main and Karen M. Main as trustees of the Main Family Trust		1,500,000	1,500,000	—	—	—
David J. Main		55,000	55,000	—	—	—
Ventures West 8 Limited Partnership	—	70,000	9,160,098	5,454,545	3,636,363	—
B.C. Advantage Funds (VCC) Ltd.	—	—	5,485,958	3,667,777	1,818,181	—
Johnson & Johnson Development Corporation	—	—	8,181,817	—	—	—
Baker Bros. Investments II, L.P.	—	—	9,090	—	—	—
667, L.P. (formerly Baker Biotech Fund I, L.P.)	—	—	1,218,181	—	—	—
Baker Brothers Life Sciences, L.P.	—	—	3,213,635	—	—	—
14159, L.P.	—	—	104,545	—	—	—
Aquinox Pharmaceuticals (USA) Inc.	1	—	—	—	—	5,200,400
[***]	[***]	[***]	[***]	[***]	[***]	[***]

TOTALS	1	5,793,776	33,708,727	9,733,139	5,454,544	5,200,400

Issued and Outstanding Shares of Aquinox Pharmaceuticals (USA) Inc.

Series A-1 Special Voting Stock
Ventures West 8 Limited Partnership	5,454,545
B.C. Advantage Funds (VCC) Inc.	3,667,777
[***]	[***]
Total	9,733,139

Series A-1 Preferred Stock
Johnson & Johnson Development Corporation	4,909,090
Baker Bros Investments II, L.P.	5,454
Baker Brothers Life Sciences, L.P.	1,928,181
14159, L.P.	62,727
667, L.P. (formerly Baker Biotech Fund I, L.P.)	405,468
667, L.P. (formerly Baker Biotech Fund I, L.P.)	325,441
Total	7,636,361

Series A-2 Special Voting Stock
Ventures West 8 Limited Partnership	3,636,363
B.C. Advantage Funds (VCC) Inc.	1,818,181
Total	5,454,544

Series A-2 Preferred Stock
Johnson & Johnson Development Corporation	3,272,727
Baker Bros Investments II, L.P.	3,636
Baker Brothers Life Sciences, L.P.	1,285,454
14159, L.P.	41,818
667, L.P. (formerly Baker Biotech Fund I, L.P.)	487,272
Total	5,090,907

Common Special Voting Stock
David J. Main and Karen M. Main, as Trustees of the Main Family Trust	1,500,000
David J. Main	55,000
Ventures West 8 Limited Partnership	70,000
[***]	[***]
Total	5,793,776

Issued and Outstanding Options of the Aquinox Pharmaceuticals Inc. and Aquinox Pharmaceuticals (USA) Inc.

As of the Effective Time, the following options have been granted pursuant to the stock option plans of Aquinox Pharmaceuticals Inc. and Aquinox Pharmaceuticals (USA) Inc.:

Option Holders	No. of units(1) under Joint Canadian Stock Option Plan(2)	No. of shares of common stock of Aquinox Pharmaceuticals (USA) Inc. under the Stock Option Plan of Aquinox Pharmaceuticals (USA) Inc.
[***]	[***]	[***]
Total	[***]	[***]

(1)	A unit under the Joint Canadian Stock Option Plan consists of the following securities of Aquinox Pharmaceuticals Inc.: (a) one Common Exchangeable Share and (b) one Canadian Special Voting Share.

Aquinox Pharmaceuticals Inc., Aquinox Pharmaceuticals (USA) Inc. or both have entered into the following agreements, which contain rights of first refusal, pre-emptive rights or other similar rights, obligations to issue or redeem any securities or terms with respect to the voting of any capital stock:

(a)	the Exchange Agreement;

(b)	the Support Agreement dated as of June 8, 2007 between Aquinox Pharmaceuticals Inc. and Aquinox Pharmaceuticals (USA) Inc., as amended from time to time;

(c)	the Amended and Restated Shareholders’ Agreement dated June 8, 2007 between Aquinox Pharmaceuticals Inc., Aquinox Pharmaceuticals (USA) Inc., the University of British Columbia, David Williams, Michael LeBlanc, Gina Chong, Nicole Lee-Son, Matt Nodwell, Lu Yang, The British Columbia Cancer Agency Branch, University of Papua New Guinea, Raymond J. Andersen, Gerald Krystal and Jacqueline Lea Krystal as trustees of the Krystal Family Trust, David J. Main and Karen M. Main as trustee of the Main Family Trust, Alice Low Fung Mui, Christopher John Ong, Christopher John Ong as trustee of the CJ Ong Family Trust; and

(d)	the Shareholders’ Agreement dated as of June 8, 2007 between Aquinox Pharmaceuticals Inc., Aquinox Pharmaceuticals (USA) Inc. and certain shareholders of Aquinox Pharmaceuticals Inc. and Aquinox Pharmaceuticals (USA) Inc., as amended from time to time.

In addition to the rights and obligations under the above listed agreements, the constating documents of Aquinox Pharmaceuticals Inc. and Aquinox Pharmaceuticals (USA) Inc. (which constating documents are referenced in Section 8.2 of this Agreement) contain share redemption, conversion and exchange rights and other similar commitments, including, without limitation, commitments that could require Aquinox Pharmaceuticals Inc. or Aquinox Pharmaceuticals (USA) Inc. to issue, sell or purchase their securities.

The Payment Shares will be subject to the terms and conditions of the Exchange Agreement.

Certain holders of Common Exchangeable Shares listed above (i.e. holders of more than a certain number of Common Exchangeable Shares) were required to enter into, and as of the Effective Time are parties to, one or more of the shareholders’ agreements described above.

SCHEDULE 8.7

BUYER DISCLOSURE SCHEDULE

FINANCIAL STATEMENTS

The Financial Statements are set out on the following pages.

[***27 pages redacted***]